As filed with the Securities and Exchange Commission on November 25, 2013
Registration No. 333-________

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐Pre-Effective Amendment No. __	☐ Post-Effective Amendment No. __
(Check appropriate box or boxes)

THE AEGIS FUNDS
(Exact Name of Registrant as Specified in Charter)

6862 Elm Street, Suite 830
McLean, VA 22101
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (703) 528-7788

Scott L. Barbee
6862 Elm Street, Suite 830
McLean, VA 22101
(Name and Address of Agent for Service)

Copy to:
Paul M. Miller, Esq.
Seward & Kissel LLP
901 K Street, NW
Washington, DC 20001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because an indefinite number of shares of beneficial interest have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

AEGIS VALUE FUND, INC.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 528-3780

Special Meeting of Shareholders to be held February [__], 2014

December [__], 2013

Dear Valued Shareholder:

A Special Meeting of Shareholders of Aegis Value Fund, Inc. (the “Fund”), has been scheduled for February [__], 2014 (the “Special Meeting”), to vote on a proposal (the “Reorganization“) to reorganize the Fund into the Aegis Value Fund (the “Acquiring Fund”), a newly-created series of The Aegis Funds (the “Trust“) that is designed to be substantially identical to the Fund from an investment perspective. Aegis Financial Corporation (“AFC”), the current investment adviser of the Fund, serves as the investment adviser of the Acquiring Fund.  The individuals who serve on the Board of Directors of the Fund (“Board”) and provide oversight of the Fund also serve as Trustees of the Trust and provide oversight of the Acquiring Fund.

The Board believes that the Fund and its shareholders can benefit from being a part of the Trust and capitalize on increased efficiencies and streamlined recordkeeping obligations.  Specifically, after the Reorganization the Acquiring Fund is expected to, in conjunction with the other existing series of the Trust, experience economies of scale in state “blue sky” registration fees, printing and mailing of annual and semi-annual reports to shareholders and prospectuses, and regulatory filings submitted to the Securities and Exchange Commission.

The investment objectives, policies and strategies of the Fund and the Acquiring Fund are substantially identical.  No change in strategy or approach to risk management is expected.  Neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on its own evaluation of the information provided to it, the Board has determined that it is in the best interests of the Fund and its shareholders that the Fund reorganize into Acquiring Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.  As a result, the Board has unanimously approved the Reorganization and has recommended the Reorganization to shareholders for their consideration.  The Board unanimously recommends that shareholders of the Fund vote “FOR” the Reorganization.

If the Reorganization is approved by shareholders, shareholders of the Fund will receive the same number of full and fractional shares of the Acquiring Fund as the shareholder owned at the time of the Reorganization with the same net asset value.  In other words, each shareholder’s shares of the Fund will in effect be converted into an equivalent interest in the Acquiring Fund.  The table below summarizes the share class of the Acquiring Fund shares that a shareholder would receive in the Reorganization.  Although the designation of the Acquiring Fund’s shares as “Class I” is different from the designation of the Fund’s existing shares, the terms of the Class I shares to be received by shareholders are substantially the same as those of the Fund:

Fund	Acquiring Fund
Aegis Value Fund, Inc.	Aegis Value Fund, a series of The Aegis Funds – Class I shares

The Acquiring Fund is a newly-organized shell fund without assets or liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Fund that will commence operations upon consummation of the Reorganization.  At such time as no shares are outstanding after the Reorganization, the Fund will be dissolved.  It is expected that neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  See “Federal Income Tax Consequences” in the attached Proxy Statement/Prospectus for a discussion of the tax considerations.  The attached Proxy Statement/Prospectus is designed to give shareholders of the Fund more information about the proposal.  If the Reorganization is not approved by the Fund’s shareholders, then the Fund will continue to operate, and the Board may take any further action it deems to be in the best interests of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

If you are a shareholder of record of the Fund as of the close of business on December [__], 2013, the record date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, most shareholders will authorize their proxies to vote their votes by filling out, signing and returning the enclosed Proxy Card or by voting by telephone or via the Internet. If you have any questions regarding the Reorganization to be voted on, please do not hesitate to call (877) 283-0320.  Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your Proxy Card to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also vote on the Internet at the website address listed on your Proxy Card.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy again through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

By:
Scott L. Barbee
President

AEGIS VALUE FUND, INC.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 528-3780

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD February [__], 2014

Notice is hereby given that Aegis Value Fund, Inc., a Maryland corporation (the “Fund”), will hold a Special Meeting of Shareholders (the “Special Meeting”) on February [__], 2014 at 11:00 a.m. Eastern time at the offices of Seward & Kissel LLP, 901 K Street NW, Washington, DC 20001.  At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote upon:

1.
An Agreement and Plan of Reorganization providing for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Aegis Value Fund (the “Acquiring Fund”), a newly-created series of The Aegis Funds, in exchange for the Class I shares of the Acquiring Fund, which would be distributed pro rata by the Fund to the holders of Fund shares (the “Reorganization”); and

2.	The transaction of such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Only shareholders of record of the Fund at the close of business on December [__], 2013, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

The Board of Directors of the Fund recommends that you vote in favor of the Reorganization.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to vote your shares, commonly referred to as “proxy voting.”  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the voting instructions on the enclosed Proxy Card.  You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Fund at the address noted in the Proxy Statement/Prospectus, or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the voting instructions on the enclosed Proxy Card.

By Order of the Board of Directors of Aegis Value Fund, Inc.

Sarah Q. Zhang Secretary

AEGIS VALUE FUND, INC.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 528-3780

 QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: December [__], 2013

Question:  What is this document and why did you send it to me?

Answer:  At a meeting of the Board of Directors (the “Board”) of Aegis Value Fund, Inc. (the “Fund”) held on October 21, 2013, the Board approved, based on recommendations by Aegis Financial Corporation  (“AFC”), a plan to reorganize (the “Reorganization”) the Fund into the Aegis Value Fund (the “Acquiring Fund”), a newly-created series of The Aegis Funds (the “Trust”), an existing trust.  In approving the Reorganization, the Board determined that the Reorganization is in the best interests of the shareholders of the Fund, and concluded that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization.  For more information regarding the factors considered by the Board in reaching these conclusions, please review “Reasons for the Reorganization” in Section I.E.3 of this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on February [__], 2014 (the “Special Meeting”) to consider the proposal.  If shareholders of the Fund do not approve the Reorganization, then the Fund will continue to operate, and the Board may take any further action it deems to be in the best interests of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

This document is being sent to you for your use in deciding whether to approve the Reorganization at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and a Proxy Card.

Question:  What is the purpose of this Reorganization?

Answer:  The primary purpose of the Reorganization is to redomesticate the Fund as a new series of The Aegis Funds. The Board believes that the Fund and its shareholders can benefit from being a part of the Trust and capitalize on increased efficiencies and streamlined recordkeeping obligations.  Specifically, after the Reorganization the Acquiring Fund is expected to, in conjunction with the other existing series of the Trust, experience economies of scale in state “blue sky” registration fees, printing and mailing of annual and semi-annual reports to shareholders and prospectuses, and regulatory filings submitted to the Securities and Exchange Commission.

In order to reorganize the Fund into the Trust, the Trust has established the Acquiring Fund as a new series of the Trust.  If shareholders approve the Reorganization, all of the assets of the Fund will be acquired by the Acquiring Fund in exchange for Class I shares of the Acquiring Fund.  The Class I shares of the Acquiring Fund will be distributed to shareholders of the Fund and the outstanding shares of the Fund will thereafter be redeemed.

The Reorganization will not result in changes to the persons or entities responsible for the day-to-day management of your investment or for the oversight of that investment.  The investment objectives, policies and strategies of the Fund and Acquiring Fund are substantially identical.  AFC, the Fund’s investment adviser, serves as the Acquiring Fund’s investment adviser and will manage its assets.  Scott L. Barbee, portfolio manager of the Fund, serves a portfolio manager of the Acquiring Fund.  U.S. Bancorp Fund Services, LLC and its affiliates, the third-party service providers for the Fund, serve as the third-party service providers of the Acquiring Fund.  Finally, the individuals who serve as Directors of the Fund and oversee its operations also serve as Trustees of the Trust and provide oversight of the Acquiring Fund.

Question:  How will the Reorganization work?

Answer:  Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (a form of which is attached as Appendix A), the Fund will transfer all of its assets and liabilities to the Acquiring Fund in return for shares of the Acquiring Fund.  The Fund will then distribute the shares it receives from the Acquiring Fund to its shareholders.  Shareholders of the Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares of the Acquiring Fund with the same net asset value as its shares of the Fund held immediately prior to the Reorganization.  The outstanding shares of the Fund will then be redeemed and the Fund will be dissolved in accordance with applicable law.  If the Plan is carried out as proposed, neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  See the response to the following question and “Federal Income Tax Consequences” in the attached Proxy Statement/Prospectus for a discussion of the tax considerations.  Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.

The chart below indicates the share class of the Acquiring Fund shareholders will receive in the Reorganization. Although the designation of the Acquiring Fund’s shares as “Class I” is different from the designation of the Fund’s shares, the terms of Class I shares of the Acquiring Fund and shares of the Fund are substantially the same for existing shareholders:

Current Fund	Acquiring Fund
Aegis Value Fund, Inc.	Aegis Value Fund, a series of The Aegis Funds – Class I shares

The Class I shares of the Acquiring Fund to be received by shareholders of the Fund pursuant to the Reorganization (“Class I Grandfathered Shares”) are not subject to the $1,000,000 account minimum balance and, as compared to the Fund, have a lower minimum subsequent investment amount of $250).

The Reorganization is expected to be effective on or about February [__], 2014.

Question:  How will this affect my investment?

Answer:  Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has a substantially identical investment objective and investment strategy as the Fund, and is managed by AFC.  The Acquiring Fund will be managed in the same way as the Fund.  The primary differences will be that the Acquiring Fund will be a series of the Trust.  The Class I shares of the Acquiring Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Fund will not be diluted.  The Fund will receive an opinion from counsel to the Acquiring Fund that neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  The governance structure of the Fund and the Acquiring Fund, as a series of the Trust, are substantially similar, although there are some differences between the internal governance structures, as detailed in Section I.E.5 of the Proxy Statement/Prospectus.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Fund?

Answer: Net expenses that shareholders pay are expected to be the same as a result of the Reorganization, although there will be economies of scale in state “blue sky” registration fees, printing and mailing of annual and semi-annual reports to shareholders and prospectuses, and regulatory filings submitted to the Securities and Exchange Commission.  AFC has contractually agreed to limit the total annual operating expenses of the Class I shares of the Acquiring Fund to 1.50% of its average daily net assets through April 30, 2015.  This agreement may not be terminated for at least one year from the effective date of the Reorganization, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or AFC, with the consent of the Trust’s Board of Trustees.  The following table sets forth 1) the total annual fund operating expenses of the Fund for the fiscal year ended August 31, 2013, before and after the contractual fee waivers and expense reimbursements, as a percentage of the Fund’s average daily net assets, 2) the Fund’s current annual expense limits, 3) the estimated total annual fund operating expenses of the Class I shares of the Acquiring Fund for the fiscal year ending December 31, 2014, and 4) the Acquiring Fund’s proposed annual expense limits.  See the Comparison Fee Table on page [11] of this Proxy Statement/Prospectus for additional information on the annual fund operating expenses for the Fund and the Acquiring Fund.

	Fund	Acquiring Fund – Class I
Total Annual Fund Operating Expenses (as of 08/31/2013 for the Fund and estimated through 12/31/2014 for the Acquiring Fund)
Before fee waivers and expense reimbursement (gross)	1.43%	1.43%
After fee waivers and expense reimbursement (net)	1.43%	1.43%
Contractual Annual Expense Limitation	1.50%(1)	1.50%(2)

(1)
AFC has contractually agreed to waive fees and reimburse expenses to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.50% until December 31, 2014.   AFC may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

(2)
AFC has contractually agreed to waive fees and reimburse expenses to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for Class I shares exceed 1.50% until April 30, 2015. AFC may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses of the Class (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.  The agreement cannot be terminated until April 30, 2015.

Question:  What will happen if the Reorganization is not approved?

Answer:  If the Reorganization is not approved by shareholders of the Fund, the Fund will continue to operate, and the Board may take any further action it deems to be in the best interests of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

Question: Who is entitled to vote at the Special Meeting?

Answer: Shareholders of record of the Fund as of the close of business on December [__], 2013 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold.

Question:  How is a quorum for the Special Meeting established?

Answer:  The presence in person or by proxy of holders of record of at least a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting will constitute a quorum for the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, the Chairman of the Special Meeting or the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Question: What vote is required to approve the proposal?

Answer:  Approval of the Reorganization requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that the proposal can be acted upon. Your immediate response, even if you are small investor, on the enclosed Proxy Card will help prevent the need for any further proxy solicitations.  The Board encourages all shareholders to participate.

Question:  How does the Board of Directors suggest that I vote?

Answer:  After careful consideration and upon recommendation of AFC, the Board, including all Directors who are not “interested persons” of Aegis Value Fund, Inc. as defined in the Investment Company Act of 1940, recommends that you vote “FOR” the Reorganization.

Question:  Who is paying for the expenses related to the Special Meeting and the Reorganization?

Answer:  AFC will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement/Prospectus.  If you hold Fund shares through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting your shares in the Reorganization.  Please consult your financial intermediary for more information regarding any such fees.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll- free telephone number found on your Proxy Card.  You may also use the enclosed postage prepaid envelope to mail your Proxy Card to the Fund.  Please follow the enclosed instructions to use these methods of voting.  You may also vote in person at the Special Meeting.

Question: What if I cannot attend the Special Meeting in person?

Answer: Whether or not you plan to attend the Special Meeting and regardless of the number of shares of the Fund that you own, please authorize the proxies to vote your shares by marking, signing and returning the enclosed Proxy Card in the postage prepaid envelope provided.  You also may vote by using the toll-free telephone number or by Internet according to the instructions noted on the enclosed Proxy Card.  If a quorum of shareholders is not attained for the Special Meeting, then the Special Meeting may be delayed to allow time to solicit additional proxies or the proxy materials may need to be re-issued.

Question: I am a small investor.  Why should I bother to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Reorganization can be acted upon.  Your immediate response on the enclosed Proxy Card will help prevent the need for any further proxy solicitations.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Fund may not receive enough votes to go forward with the Special Meeting.  If this happens, the Reorganization would be delayed, and we may need to solicit votes again, which increases costs.

Question: Who do I call if I have questions?

Answer:  The Fund’s representatives are happy to answer your questions about the proxy solicitation.  Please call shareholder services at (877) 283-0320.  Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

PROXY STATEMENT/PROSPECTUS

December [__], 2013

FOR THE REORGANIZATION OF

Aegis Value Fund, Inc.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 528-3780

INTO

Aegis Value Fund,
a series of The Aegis Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 528-3780

This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Directors of Aegis Value Fund, Inc. (the “Fund”) for use at a Special Meeting of Shareholders of the Fund  (the “Special Meeting”) to be held at the offices of Seward & Kissel LLP, 901 K Street NW, Washington, DC 20001 on February [__], 2014 at 11:00 a.m. Eastern time.  At the Special Meeting, shareholders of the Fund will be asked to consider and vote upon:

1.
An Agreement and Plan of Reorganization providing for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Aegis Value Fund (the “Acquiring Fund”), a newly-created series of The Aegis Funds, in exchange for the Class I shares of the Acquiring Fund, which would be distributed pro rata by the Fund to the holders of Fund shares (the “Reorganization”); and

2.	The transaction of such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are exercised at the Special Meeting, by writing to the Secretary of the Fund, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions.

The Fund is a Maryland corporation that is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Acquiring Fund is a newly-created series of the Trust, an open-end management investment company registered with the SEC. The Trust is organized as a Delaware statutory trust.

The following Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus (meaning that these documents are considered legally to be part of this Proxy Statement/Prospectus):

●	Prospectus and Statement of Additional Information of the Fund, dated December 31, 2012; and

●	Semi-Annual Report to Shareholders of the Fund, dated February 28, 2013, and Annual Report to Shareholders of the Fund, dated August 31, 2013.

The Fund’s Prospectus and the Annual Report to Shareholders for the fiscal year ended August 31, 2013, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Fund, by calling (800) 528-3780 or by visiting the Fund’s website at www.aegisfunds.com.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual report is available for the Acquiring Fund at this time.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the Reorganization.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information, dated December [__], 2013, relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement/Prospectus.  The Statement of Additional Information is available upon request and without charge by calling (800) 528-3780.

The Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about December [__], 2013.

Date: December [__], 2013

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Fund and in the Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents - Proxy Statement/Prospectus

Table of Contents - Proxy Statement/Prospectus

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

Aegis Financial Corporation (“AFC”), the investment adviser to the Fund, has informed the Board of Directors of the Fund (the “Board”) that it has identified certain cost savings and organizational efficiencies that would be realized if the Fund were to become a series of a Delaware statutory trust.  AFC has recommended that the Fund, through a tax-free reorganization (the “Reorganization”), become a series of The Aegis Funds, a Delaware statutory trust (the “Trust”) through which AFC advises another mutual fund.  AFC presented this recommendation to the Board and to the Board of Trustees of the Trust (the “Trust Board”) at a meeting held on October 21, 2013. After considering information presented to them, the Board and the Trust Board, separately, determined that the Reorganization is in the best interests of their respective Funds and their shareholders and that the interests of shareholders of the Funds will not be diluted as a result of the proposed Reorganization.  The Board and the Trust Board, including for each all of the Directors/Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization, subject to the approval of the Fund’s shareholders.  For more information regarding the factors considered by the Board and the Trust Board in coming to these conclusions, please review “Reasons for the Reorganization and Board Considerations” in Section I.E.3 of this Proxy Statement/Prospectus.  The Board has called the Special Meeting to request that shareholders of the Fund consider and vote on the Reorganization.

In order to reorganize the Fund into the Trust, a substantially identical fund to the Fund, referred to as the “Acquiring Fund,” has been established as a new series of the Trust.  The Trust currently has another series.  If shareholders of the Fund approve the Reorganization, all of the assets of the Fund will be acquired by the Acquiring Fund in exchange for Class I shares of the Acquiring Fund.  The Class I shares of the Acquiring Fund will be distributed to shareholders of the Fund and the outstanding shares of the Fund will thereafter be redeemed.

The investment objectives, policies and strategies of the Fund and Acquiring Fund are substantially identical. AFC, the Fund’s investment adviser, serves as the Acquiring Fund’s investment adviser, and Scott L. Barbee, the portfolio manager for the Fund, serves as the portfolio manager for the Acquiring Fund.  U.S. Bancorp Fund Services, LLC (administration, fund accounting, transfer agent), Quasar Distributors, LLC (distribution), and U.S. Bank N.A. (custody), the third-party service providers to the Fund, also serve in those capacities for the Acquiring Fund. The individuals serving as Directors on the Board are the same individuals serving as Trustees on the Trust Board.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” approval of the Reorganization.

Table of Contents - Proxy Statement/Prospectus

B.	COMPARISON FEE TABLE AND EXAMPLE

The following summary of fund expenses shows the fees for the Fund based on the Fund’s fees for the fiscal year ended August 31, 2013.  As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the summary of fund expenses shown for the Class I shares of the Acquiring Fund is based on estimated amounts for the fiscal year ending December 31, 2014.  At its October 21, 2013 meeting, the Board changed the Fund’s fiscal year end from August 31 to December 31.

	Fund	Acquiring Fund – Class I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution (12b-1) Fee	None	None
Other Expenses	0.23%	0.23%(1)
Total Annual Fund Operating Expenses	1.43%(2)	1.43% (3)
(1)	The Other Expenses shown above reflect the estimated expenses for the Acquiring Fund’s fiscal year ending December 31, 2014 and assume the Reorganization is completed.
(2)
AFC has contractually agreed to waive fees and reimburse expenses to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.50% until December 31, 2014. AFC may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

(3)
AFC has contractually agreed to waive fees and reimburse expenses to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses of Class I shares (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.50% until April 30, 2015.   AFC may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.  The agreement cannot be terminated until April 30, 2015.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in the Acquiring Fund on a pro forma basis and with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and each fund’s operating expenses remain the same.  The Example reflects the expense limitation agreement for the first year only within each of the years shown below.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund	$146	$452	$782	$1,713
Acquiring Fund (pro forma) – Class I	$146	$452	$782	$1,713

C.	PERFORMANCE

The Fund and the Acquiring Fund both have a fiscal year end of December 31.

The following information shows the past performance of the Fund.  No performance information is presented for the Acquiring Fund because it has not yet commenced operations.  If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Fund because the Acquiring Fund will be the accounting survivor for financial statement purposes.

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The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced.  Past performance (before and after taxes) is not necessarily an indication of how the Fund or Acquiring Fund will perform in the future.  Updated performance information is available at www.aegisfunds.com or by calling (800) 528-3780.

                      Annual Total Returns as of December 31

The Fund’s year-to-date performance as of September 30, 2013 was 30.06%.   During the period shown on the bar chart, the Fund’s best and worst quarters are as follows:

Highest Quarterly Return	48.49%	(2nd Quarter 2009)
Lowest Quarterly Return	-47.87%	(4th Quarter 2008)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or IRA accounts. All Fund performance data assumes reinvestment of dividends and capital gain distributions.

Average Annual Total Returns as of December 31, 2012
	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	25.14%	7.69%	9.62%
Return After Taxes on Distributions	25.13%	7.39%	8.41%
Return After Taxes on Distributions and Sale of Fund Shares	16.36%	6.49%	8.07%
Russell 2000 Value Index
(index reflects no deduction for fees, expenses, or taxes)	18.05%	3.55%	9.50%

D.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

Comparison of Investment Objectives, Strategies and Risks

The Acquiring Fund has substantially identical investment objectives, strategies and policies as those of the Fund.  For additional information, please see the “Additional Comparisons of the Fund and Acquiring Fund – Investment Objectives, Strategies and Restrictions” section below.

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The investment objective of both the Fund and the Acquiring Fund is to seek long-term capital appreciation.  The Acquiring Fund’s investment objective is non-fundamental.  It may be changed by a vote of the Board of Trustees of the Trust without shareholder approval upon a 60-day prior written notice to shareholders.  There is no current intention to change the investment objective of the Acquiring Fund.  The investment objective of the Fund is fundamental and may not be changed without shareholder approval.  The Fund and the Acquiring Fund each seek to achieve their investment objectives by using the following strategies:

	Aegis Value Fund, Inc.	Aegis Value Fund, a series of The Aegis Funds
Investment Objective	Long-term capital appreciation.	Same.
Investment Strategy
The Fund invests primarily in common stocks that Aegis Financial Corporation, the Fund’s investment advisor (the “Advisor”), believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow.  This strategy is commonly known as a “deep value” investment strategy.

Same.

The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment.  The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in the securities of these companies.

Same.
	The Fund may also invest in the securities of foreign companies and in real estate investment trusts (“REITs”).	Same.

AFC may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

Same.

The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Same.

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An investment in the Acquiring Fund is subject to substantially identical risks as an investment in the Fund.

	Aegis Value Fund, Inc.	Aegis Value Fund, a series of The Aegis Funds
Principal Risks of Investing in the Fund
Risks of Investing in Common Stocks.  Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time.  These price fluctuations may result from factors affecting individual companies, industries, or the securities market as a whole.  Rights of common stock holders are subordinate to those of preferred stock holders and debt holders.

Same.

Risks of Value-Oriented Investment Strategies.  Value-oriented investment strategies bring specific risks to a common stock portfolio.  Investing in value stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values either because the market fails to recognize what the Advisor considers to be the stocks’ true value or because the Advisor misjudged these values.  Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks.  Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.

Same.

Risks of Investing in Small- and Mid-Capitalization Companies.  The Fund’s purchases of securities of small- and mid-capitalization companies bring specific risks.  Historically, these company securities have been more volatile in price than larger company securities, especially in the shorter term.  Such companies may not be well-known to the investing public and may not have significant institutional ownership or analyst coverage.  These and other factors may contribute to higher volatility in prices.

Same.

Risks of Investing in Foreign Securities.  Stock market movements in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  Additionally, the political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.

Same.

Risks of Investing in Large-Capitalization Companies.  Large-capitalization companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.
Same.

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Aegis Value Fund, Inc.	Aegis Value Fund, a series of The Aegis Funds
Risks of Investing in a Managed Fund. The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.	Same.

Risks Relating to Investments in REITs.  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.
.
Same.

E.	MATERIAL INFORMATION ABOUT THE REORGANIZATION PROPOSAL

The following is a summary of material information concerning the Reorganization.  More detailed information about the Reorganization is contained in the Plan, a form of which is attached to this Proxy Statement/Prospectus in Appendix A.

1.	SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of the Fund will be asked to approve the Reorganization, which will be effected pursuant to the Plan.  Under the Plan, the Fund will be reorganized into the Acquiring Fund.  Thereafter, the Fund will be liquidated and dissolved in accordance with applicable law.  The Acquiring Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization.  If the Reorganization is approved by the shareholders of the Fund, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for full and fractional Class I shares of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the NAV of the assets and liabilities of the Fund so transferred as of the close of business on the closing day (the “Closing”) of the Reorganization (the “Valuation Date”).  Immediately thereafter, the Fund will distribute the Acquiring Fund Class I shares to its shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them.  Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class I shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares of the Fund as of the Valuation Date.  Certificates evidencing Acquiring Fund shares will not be issued to the Fund’s shareholders.

After the Reorganization, all of the issued and outstanding shares of the Fund will be redeemed and canceled on the books of the Fund and the transfer books of the Fund will be permanently closed. The Fund will then be dissolved and redeemed in accordance with applicable law.

Until the Closing, shareholders of the Fund will continue to be able to redeem their Fund shares at the NAV next determined after receipt by the transfer agent or authorized intermediary of a redemption request in proper form.  Redemption requests received by the transfer agent or authorized intermediary after the Closing will be treated as requests for redemption of the Class I shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

The closing of the Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization, including the Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus, by the shareholders of the Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues, including that the Reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Fund or its shareholders.  Assuming satisfaction of the conditions, the Reorganization is expected to be effective on February [__], 2014, or such other date as is agreed to by AFC, the Board, and the Board of Trustees of the Trust.

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The expenses associated with the Reorganization will not be borne by the Fund.  AFC has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and this Proxy Statement/Prospectus.  AFC will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

If you hold your Fund shares through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting your shares in the Reorganization.  Please consult your financial intermediary for more information regarding any such fees.

The Plan may be amended by the authorized officers of the Fund and the Trust, provided, however, that following a meeting of the shareholders of the Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Fund’s shareholders.  In addition, the Plan may be terminated at any time prior to the Closing by the Board or the Board of Trustees of the Trust, if, among other reasons, the Board or the Board of Trustees of the Trust determines that consummation of the Reorganization is not in the best interest of the parties.

2.	DESCRIPTION OF THE ACQUIRING FUND’S SHARES

The Acquiring Fund’s Class I shares to be issued to the Fund’s shareholders in the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The shares will be sold and redeemed based upon the NAV per share of the Class I shares next determined after receipt of the purchase or redemption request, as described in Appendix B of this Proxy Statement/Prospectus.

3.	REASONS FOR THE REORGANIZATION AND BOARD CONSIDERATIONS

At a meeting of the Board and the Board of Trustees of the Trust held on October 21, 2013, AFC presented its recommendation that the Fund reorganize into the Acquiring Fund, a newly created series of the Trust.  In making this recommendation, AFC informed the Boards that it has identified certain cost savings and organizational efficiencies that would be realized if the Fund were to reorganize into the Acquiring Fund.  AFC noted that the Reorganization would result in simplifying the legal standards to which the current Aegis mutual funds must comply from two standards (Maryland and Delaware law) to one standard (Delaware law) and reducing the administrative burdens and filing and other similar fees and costs associated with maintaining two funds under two different organizational forms.  With respect to this latter point, it was noted that after the Reorganization the Acquiring Fund is expected to, in conjunction with the other existing series of the Trust, experience economies of scale in state “blue sky” registration fees, printing and mailing of annual and semi-annual reports to shareholders and prospectuses, and regulatory filings submitted to the Securities and Exchange Commission.  AFC noted that many of the fundamental investment policies of the Fund are outdated and based on old state blue sky requirements, which are no longer required and that the Acquiring Fund has updated fundamental investment policies.  AFC concluded by noting that, unlike the Fund, the Acquiring Fund has greater flexibility under its Declaration of Trust to issue new classes of shares.

At the meeting, the Board reviewed information presented to it concerning the Trust, the Acquiring Fund and the Reorganization, including the principal terms and conditions of the Reorganization.  The Board also considered, among other things, information that:

●	the investment objective and investment strategies and policies of the Acquiring Fund are substantially identical to those of the Fund;
●	shareholders of the Fund would experience continuity in portfolio management because AFC, the investment adviser to the Fund, will serve as the investment adviser to the Acquiring Fund;
●	Scott L. Barbee, who serves as the portfolio manager for the Fund, will serve as portfolio manager for the Acquiring Fund;
●	the Reorganization will not result in a change in the contractual investment advisory fee charged by AFC;
●
AFC has contractually agreed to limit the total annual operating expenses of the Class I shares of the Acquiring Fund to 1.50% of its average daily net assets through April 30, 2015 (and this agreement may not be terminated for at least one year from the effective date of the Reorganization, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or AFC, with the consent of the Trust’s Board of Trustees);

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●	the Reorganization will be tax-free for federal income tax purposes for the Fund and its shareholders;
●	the third party service providers will not change as a result of the Reorganization; and
●	the costs of the Reorganization will be borne by AFC, not by the Fund.

The Board recognized the advantages from an administrative standpoint of managing and operating two series of a single entity instead of a single series of one entity and another entity. The Board also recognized the further advantage of complying with a single state law governing mutual fund entities rather than two state laws.

The Board also considered the historical performance of the Fund and its benchmarks, although no assurances may be given that the Acquiring Fund would achieve any particular level of performance after the Reorganization. The Board also took into account that the Acquiring Fund would assume the financial and performance history of the Fund at the closing of the Reorganization.

After consideration of the factors noted above, together with other factors and information considered relevant, the Board determined that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization.  Accordingly, the Board unanimously approved the Reorganization and recommended the approval of the Reorganization by shareholders of the Fund.

If the Plan is not approved by the Fund’s shareholders, then the Fund will continue to operate, and the Board may take any further action as it deems to be in the best interests of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

The Trust Board also considered the factors noted above that are applicable to the Acquiring Fund, together with other factors and information it considered relevant and determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

4.	FEDERAL INCOME TAX CONSEQUENCES

As a condition of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of Seward & Kissel LLP, counsel to the Trust and the Fund, to the effect that, for federal income tax purposes:

●
the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and each of the Fund and the Acquiring Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●
neither the Fund nor the Acquiring Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization upon the transfer of the assets of the Fund to the Acquiring Fund in exchange solely for Class I shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities, or on the subsequent distribution (whether actual or constructive) of the Acquiring Fund Class I shares to Fund shareholders in exchange for their Fund shares;

●	No Fund shareholder will recognize any gain or loss on the exchange of all of its Fund shares solely for Acquiring Fund Class I shares pursuant to the Reorganization;

●
the tax basis of the Acquiring Fund’s Class I shares received by each shareholder of the Fund in the Reorganization will be the same as the tax basis of the Fund’s shares exchanged by such shareholder in the Reorganization and each shareholder’s holding period for those Acquiring Fund Class I shares will include, in each instance, such Fund shareholder’s holding period for those Fund shares, provided that the Fund shares exchanged were held as capital assets by the shareholder;

●
the tax basis of the Acquiring Fund in the assets received from the Fund in the Reorganization will be the same as the Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for such assets will include the Fund’s holding period for those assets; and

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●
the Reorganization will not result in the termination of the Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, the Acquiring Fund will succeed to and take into account the items of the Fund (e.g., the capital loss carryovers of the Fund, if any) described in Section 381(c) of the Code.

Seward & Kissel LLP will not express any opinion as to the effect of the Reorganization on the Fund with respect to any asset as to which gain or loss is required to be recognized upon transfer, notwithstanding generally applicable nonrecognition rules.

Since its inception, the Fund believes it has qualified as a “regulated investment company” under the Code and for the special tax treatment afforded under Subchapter M of Subtitle A, Chapter 1, of the Code.  Accordingly, the Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.  As of August 31, 2013, the Fund had no capital loss carryover and expirations.

Although the Fund is not aware of any adverse state income tax consequences, the Fund has not made any investigation as to those consequences for shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	COMPARISON OF SHAREHOLDER RIGHTS AND CORPORATE GOVERNANCE

Set forth below is a discussion of the material differences between the Fund and the rights of shareholders of the Fund, and the Acquiring Fund and the rights of shareholders of the Acquiring Fund.

Governing Law

The Fund is a Maryland corporation and is governed both by the Maryland General Corporation Law (the “MGCL”) and its Articles of Incorporation and By-Laws. The Fund has authorized common stock of one hundred million shares, $0.001 par value per share.  Some of the key provisions of the MGCL and the Fund’s Articles of Incorporation and By-Laws are summarized below.

As a result of the Reorganization, shareholders of the Fund will become shareholders of the Acquiring Fund, a new series of the Trust, which is organized as a Delaware statutory trust. The Trust is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the Trust’s Declaration of Trust (“Declaration”) and By-Laws. As is common for Delaware statutory trusts organized as registered investment companies, internal governance matters of the Acquiring Fund are generally a function of the terms of the Declaration and the By-Laws. The Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs. The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.

Board Members

The Directors of the Fund are the same individuals who serve as Trustees of the Trust.  The Board of the Fund has four directors, one of whom is an “interested person” of the Fund, as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information dated December 31, 2012 for the Fund, which is incorporated by reference into this Proxy Statement/Prospectus.

The Board of the Trust has four trustees, one of whom is an “interested person” of the Trust, as that term is defined under the 1940 Act.

Shareholder Meetings; Election and Removal of Board Members

Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Shareholders of a Maryland corporation generally are entitled to elect and remove directors.  The Fund’s By-Laws do not require an annual meeting of shareholders.  Special meetings of shareholders may be called at any time pursuant to the By-Laws by the President, the Secretary, the Treasurer or by order of the Board or at the request of shareholders owning a majority of the voting shares.

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Except as otherwise required by law, the Articles of Incorporation or the By-Laws of the Fund, the holders of record of at least a majority of the outstanding shares of common stock entitled to vote or act at a meeting shall constitute a quorum for the transaction of any business at the meeting. Unless otherwise provided by law or the Articles of Incorporation, the By-Laws of the Fund provide that the vote of the holders of a majority of shares present at a meeting (at which has a quorum is present) is required for action by the shareholders.

The voting rights of shareholders of the Fund are not cumulative. A majority of the votes cast at a shareholder meeting called for the purpose of electing Directors is required to elect any Director.  The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors and to fill vacancies on the Board of Directors. A Director may be removed at any time with or without cause by the shareholders of the Fund at a special meeting called for such purpose by a majority of the votes cast at such meeting.

A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the declaration of trust.  Neither the Declaration nor the By-Laws of the Trust require the Trust to hold annual meetings.  Special meetings of shareholders of the Trust or any series thereof may be called at any time by the Trustees or by the President or the Secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the Trust or any series thereof as provided in the Declaration or the By-Laws or upon any other matter as to which such vote or authority is deemed by the Trustees or the President to be necessary or desirable. Meetings of the shareholder of the Trust or of any series may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least ten percent (10%) of the outstanding shares of the Trust entitled to vote at such meeting, subject to the conditions set forth in the By-Laws.

Under the Declaration, the shareholders (as defined in the Declaration) have the power to vote only with respect to (i) the election or removal of Trustees, as provided in the Declaration; and (ii) such additional matters relating to the Trust as may be required by applicable law, the Declaration, the By-Laws or any registration of the Trust with the SEC, or as the Trustees may consider necessary and desirable.  On any matters submitted to a vote of shareholders, all share of the Trust then entitled to vote shall be voted in aggregate, except (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration, thirty-three and one-third percent (33- 1/3%) of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting.  When any one or more series (or classes) is to vote as a single class separate from any other shares, thirty-three and one-third percent (33- 1/3%) of the shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class).  Except when a larger vote is required by any provision of the Declaration, by the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality of the shares voted shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.  When electing Trustees, the voting rights of shareholders are not cumulative.

The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and to fill vacancies occurring on the Board.  In the event that less than the majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office must call a shareholders’ meeting for the election of Trustees.  Any Trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, as such term is defined in the Declaration, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective.

Liability and Indemnification of Board Members

With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having been a director.  The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  The Fund’s By-Laws provide that the Fund has the power to indemnify any Director, officer, employee or agent of the Fund for certain damages incurred by such person in connection with their service to the Fund, provided however, that such persons are not protected from any liability to which they may be subject as a result of their willful misfeasance, bad faith, negligence or reckless disregard in discharging their duties.

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The Delaware Act permits a Delaware statutory trust to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions.  The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  The Declaration provides that a Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee and that a Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained in the Declaration shall protect any Trustee against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. The Declaration also provides that, subject to certain exceptions, a Trustee or officer shall be indemnified against liability and against certain expenses incurred by virtue of being or having been a Trustee or officer. The Declaration provides that no indemnification shall be provided to a Trustee or officer who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

Class of Shares

The Fund is authorized to issue one class of shares.

The Acquiring Fund is a separate series of the Trust and may issue more than one class of shares.  The Acquiring Fund offers two classes of shares – Class A and Class I.  Shareholders of the Fund will receive Class I shares of the Acquiring Fund in the Reorganization.  The Board of Trustees of the Trust has reserved the right to create and issue additional classes of shares of the Acquiring Fund.  The relative rights and preferences for each series and class are set forth in the Declaration.

Shareholder Liability

Under Maryland law, shareholders of a corporation generally are not personally liable for debts or obligations of a corporation.  Accordingly, the Fund’s governing documents contain no explicit provision for shareholder indemnification.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders of a statutory trust have the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. The Declaration provides that (i) no shareholder shall be personally liable for the debts, liabilities, and obligations of the Trust or its applicable series and (ii) shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.  The Declaration provides that, if any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of a claim or demand relating to such person being or having been a shareholder, and not because of such person’s acts or omissions, the shareholder or former shareholder (or such person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular series of shares of which such person is or was a shareholder and from or in relation to which such liability arose. The Declaration provides, however, that neither the Trust nor the Acquiring Fund will be responsible for satisfying any obligation arising from such a claim that has been settled by the shareholder without the prior written notice to, and consent of, the Trust.

Amendments to Governing Documents

Amendments to the Articles of Incorporation of the Fund must be declared advisable by the Board of Directors and approved by the vote of shareholders entitled to cast two thirds of the votes entitled to be cast on the matter.  The By-Laws of the Fund provide that the affirmative vote of 80% of the Board of Directors, or a majority of outstanding shares, is required to amend the By-Laws of the Fund.

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The Trust’s Bylaws may be amended by a majority vote of the Trustees. The Declaration may be amended by resolution of the Trustees. Except for any proposed amendment to the Declaration concerning the power of shareholders to vote or any proposed amendment to the Declaration submitted to shareholders by the Trustees, shareholders of the Trust do not otherwise retain the ability to amend the Trust’s Declaration of Trust or Bylaws.

6.           COMPARISON OF VALUATION PROCEDURES

The procedures by which the Trust intends to value the portfolio securities and assets of the Acquiring Fund are identical to the procedures used by the Fund to value its portfolio securities and assets.  In all cases where a price is not readily available and no other means are available for determining a price, both the Fund and the Trust turn to their fair value procedures for guidance.  Applying the Trust’s valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund’s NAV per share compared to applying the Fund’s valuation policies prior to the Reorganization.  The Fund and the Trust use the same third-party service provider to obtain securities prices and calculate NAV per share.

Exchange Traded Securities or Securities Traded on an Automated Quotation System.  For both the Fund and Acquiring Fund, securities that are traded on an exchange or an automated quotation system are valued using the last reported sales price on the principal exchange or system on which they are traded.  In the absence of a sale, the Fund and Acquiring Fund price the security using the mean of the last bid and asked prices.

Over the Counter Securities.  For both Fund and Acquiring Fund, securities that are not traded on an exchange or an automated quotation system and for which over-the-counter market quotations are readily available are valued using the last reported sales price or, in the absence of a sale, using the mean of the last bid and asked prices.

Money Market or Short-Term Instruments (with remaining maturities of 60 days or less).  For both the Fund and Acquiring Fund, money market instruments (with remaining maturities of 60 days or less) are valued at amortized cost.

Debt Securities.  For both the Fund and Acquiring Fund, debt securities are valued using the mean prices supplied by the Fund’s or the Acquiring Fund’s pricing agents, based on broker or dealer supplied valuation or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate.  .  Short-term debt securities (maturing in 60 days or less) are valued at amortized cost.

Foreign Securities.  For both the Fund and Acquiring Fund, foreign securities are priced in their local currencies using the last quoted sales price as of the close of the primary exchange or market on which the security is traded or, if earlier, as of the close of the New York Stock Exchange.  The value is then converted in its U.S. Dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the day that the value of the foreign security is determined.

Fair Value Determinations.  For both the Fund and Acquiring Fund, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the respective Board when market quotations for the security are insufficient or are not readily available or when in AFC’s judgment the price or value of the security does not represent the fair value of the security or asset.

7.           CAPITALIZATION

The capitalization of the Fund and the Acquiring Fund as of December [__], 2013 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Share
FUND – Aegis Value Fund	$[ ]	[ ]	$[ ]
Pro forma ACQUIRING FUND – Aegis Value Fund – Class I	$[ ]	[ ]	$[ ]

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F.	ADDITIONAL COMPARISONS OF THE FUND AND ACQUIRING FUND

1.	INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

The following discussion supplements the earlier discussion entitled “Summary of Fund Investment Objectives, Strategies, and Risks.”  The Acquiring Fund’s investment objectives, policies, strategies and risks are substantially identical to those of the Fund.

Investment Strategies

Unless otherwise stated, all investment strategies (including investment goals) and limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.  The fundamental investment policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”).  The fundamental policies cannot be changed without shareholder approval.  For more information, please refer to the SAI.

The Fund may invest in the securities of foreign companies, in real estate investment trusts (“REITs”) and in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula.  The Fund may also invest in investment grade, non-investment grade and unrated debt securities.  The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder.

Cash Reserves   AFC may hold a significant portion of the Fund’s portfolio in cash or cash equivalent securities. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available. As a result, you may not achieve your investment objectives during such periods. Holding larger than usual cash reserves can penalize short-term performance in rising markets, but during market declines cash reserves may allow the Fund to purchase securities at discounted prices.

Temporary Defensive Investments

The Fund may, from time to time, take a temporary defensive position by holding cash or by investing in money market funds, repurchase agreements on government securities and other cash equivalents when the securities markets are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist. During these circumstances, the Fund may be unable to pursue its investment objectives.  The Fund’s defensive investment position may not be effective in protecting its value.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information.  The Acquiring Fund’s policies and procedures with respect to the disclosure of portfolio securities are substantially similar to those of the Fund and are described below.

To prevent the misuse of nonpublic information about the Acquiring Fund’s portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Acquiring Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Acquiring Fund’s specific portfolio holdings.

Disclosure of nonpublic information about the Acquiring Fund’s specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Acquiring Fund’s service providers to facilitate the performance of their duties to the Acquiring Fund.  Nonpublic information about the Acquiring Fund’s portfolio holdings is made available to the Acquiring Fund’s investment adviser, Aegis Financial Corporation, brokers, custodian, printer, accountants, transfer agent and counsel and, as applicable, each of their respective affiliates and advisers.  These service providers have either an explicit duty to keep the information confidential pursuant to a confidentiality agreement, or an implied duty to keep the information confidential pursuant to instructions from the Acquiring Fund to keep the information confidential.  In order for the Acquiring Fund to disclose nonpublic information about specific portfolio holdings, in addition to a legitimate business purpose, the Fund must also have a reasonable belief that the recipient(s) will refrain from trading on the basis of material non public information that may be included in these disclosures.

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The Acquiring Fund cannot guarantee that third parties will honor instructions or conform to explicit duties to keep nonpublic portfolio holdings information confidential.  It is possible that a third party may not honor its confidentiality obligation, in which case the Acquiring Fund may lose an investment advantage it might have otherwise had, had the third party honored its confidentiality agreement or honored the Fund’s instructions.

In addition, the Acquiring Fund’s executive officers, or their designee(s), may authorize disclosure of the Acquiring Fund’s portfolio holdings to other persons after considering:  the anticipated benefits and costs to the Acquiring Fund and its shareholders, the purpose of the disclosure, and any conflicts of interest between the Acquiring Fund’s shareholders and the interests of the Advisor and any of its affiliates.  Disclosure of nonpublic portfolio holdings to third parties may only be made if an executive officer determines that such disclosure is not impermissible under applicable law or regulation.  If an executive officer has authorized the disclosure of the Acquiring Fund’s nonpublic portfolio holdings, the officer will promptly report such authorizations to the Acquiring Fund’s Chief Compliance Officer.  The Chief Compliance Officer will report such authorizations to the Board.  If the Board determines that the authorization was inconsistent with the Acquiring Fund’s policy, the Chief Compliance Officer will take appropriate actions to cease the disclosure.

The Acquiring Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Acquiring Fund’s portfolio holdings and prohibits any person from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings.  The Acquiring Fund and the Advisor have adopted a code of ethics that prohibits Acquiring Fund or advisory personnel from using non-public information for their personal benefit.

After it commences operations, the Acquiring Fund will publicly file a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public by calling the Acquiring Fund at (800) 528-3780, and on the SEC’s website at www.sec.gov.

Fundamental Investment Policies

The chart set forth below shows the fundamental policies of the Fund and Acquiring Fund and notes key differences between those policies.  Many of the Fund’s current fundamental investment policies are based on various state “blue sky” requirements that were preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”). The policies are no longer required and have not been adopted by the Acquiring Fund.  The absence of these policies for the Acquiring Fund permits greater investment flexibility.  AFC has informed the Board that it intends to manage the Acquiring Fund in the same manner as it currently manages the Fund.  Therefore, the absence of certain policies and the differences in policies is not expected to have an impact on the day-to-day management or investment strategy of the Acquiring Fund.

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1.           Diversification

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer.  This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

The Acquiring Fund may not with respect to 75% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies.
The Acquiring Fund’s investment policy reflects the diversification requirements under the 1940 Act.

2.           Concentration

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry. This restriction does not apply to U.S. government securities.	The Acquiring Fund may not invest more than 25% of its total assets in securities of issuers in any one industry. This restriction does not apply to U.S. government securities.	None.

3.           Purchasing Voting Securities of Issuers

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.	None.	The Acquiring Fund has not adopted a policy prohibiting it from purchasing more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.

4.           Purchases of Securities on Margin

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not purchase securities on margin. (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)	None.	The Acquiring Fund has not adopted a fundamental investment policy addressing margin.

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5.           Restricting Option Transactions

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not engage in any stock option strategy, whether listed or over-the-counter options.	None.	The Acquiring Fund has not adopted a fundamental investment policy addressing investments in options.

6.           Short Sales

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not make short sales of securities.	None.	The Acquiring Fund has not adopted a fundamental investment policy addressing short sales.

7.           Investments in Real Estate

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

The Acquiring Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real property or interests therein, or instruments secured by real estate or interest therein.
The Acquiring Fund’s limitation is less restrictive than that of the Fund and is consistent with the limitation adopted by the other series of the Trust.

8.           Illiquid Securities

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities.  This percentage limitation will apply at all times, and not just immediately after purchase.
None.
The Acquiring Fund has not adopted a fundamental investment policy addressing investments in illiquid securities. Under current SEC guidance, a mutual fund is required to limit its investments in illiquid securities to 15% of its net assets.

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9.           Borrowing Money

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares. Such temporary borrowings may not at any time exceed 5% of the value of the Fund’s net assets.  No more than 10% of the value of the Fund’s net assets at any time may be pledged as collateral for such temporary borrowings.

The Acquiring Fund may not borrow money, except that the Fund may (i) enter into reverse repurchase agreements, (ii) borrow money only from a bank and only in an amount up to one-third of the value of the Fund’s total assets, and (iii) borrow money in an additional amount up to 5% of the value of the Fund’s assets on a secured or unsecured basis from banks for temporary or emergency purposes.
The Acquiring Fund’s limitation is less restrictive than that of the Fund. The 1940 Act imposes limitations on the amounts that a mutual fund may borrow.

10.           Investments in Commodities

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not buy or sell commodities, commodities futures contracts or commodities option contracts.
The Acquiring Fund may not purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Acquiring Fund’s fundamental limitation acknowledges that investments in futures contracts are generally accepted under modern portfolio management and are regularly used by many mutual funds. While the Acquiring Fund has reserved the authority to invest in commodities and commodities futures contracts to the extent permitted by the 1940 Act, AFC has no present intention to utilize investments of this type for the Acquiring Fund.

11.           Loans

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not loan money, except by the purchase of debt obligations consistent with the Fund’s investment objective and policies.  However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times).

The Acquiring Fund may not loan money, except by the purchase of bonds and other debt obligations or by engaging in repurchase agreements.  However, the Fund may lend its securities in an amount up to one-third of its total assets to qualified brokers, dealers or institutions (provided that such loans are fully collateralized at all times.
The Acquiring Fund’s policy is less restrictive than the Fund’s policy.

12.           Senior Securities

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.
	The Acquiring Fund may not issue senior securities, as defined in the 1940 Act.	The Acquiring Fund’s limitation is less restrictive than that of the Fund.

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13.           Unseasoned Issuers

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not invest more than 5% of the value of the Fund’s net assets in securities of issuers which have been in continuous operation less than three years.	None.	The Acquiring Fund has not adopted a fundamental investment policy addressing investments in unseasoned issuers.

14.           Securities in which Officers and Directors have an Ownership Interest

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.
	None.	The Acquiring Fund has not adopted a fundamental investment policy addressing investments in issuers in which an officer or director of the fund may have an ownership interest.

15.           Underwriting Securities

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

The Acquiring Fund may not underwrite securities of others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
None.

16.           Other Investment Companies

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.	None.
The Acquiring Fund has not adopted a fundamental investment policy addressing investments in other investment companies.  The 1940 Act imposes limitations on a fund’s ability to invest in other investment companies.

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17.           Restricted Securities

Fund	Acquiring Fund (series of The Aegis Funds)	Differences
The Fund may not invest in securities restricted as to disposition under federal or state securities laws.	None.
The Acquiring Fund has not adopted a fundamental investment policy addressing investments in restricted securities.  Under current SEC guidance, a mutual fund must limit its investments in illiquid securities to 15% of its net assets.

2.	DISTRIBUTION

Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as distributor for the Fund and the Acquiring Fund.  As such, Quasar sells Fund and Acquiring Fund shares on a best efforts basis as agent for the Fund and the Acquiring Fund upon the terms and at the current offering price described in the current prospectus.  Quasar is a registered broker-dealer and member of FINRA.

3.	PURCHASE AND REDEMPTION PROCEDURES

The Fund and the Acquiring Fund have identical purchase and redemption procedures, which are summarized as follows.

Purchasing Information

Shares of the Fund and Acquiring Fund may be purchased at the next NAV per share calculated for the Fund or the Acquiring Fund, as the case may be, computed after the purchase order is received in good order by the transfer agent or certain financial intermediaries and their agents with arrangements with the Fund or Acquiring Fund to buy and sell shares of the Fund or Acquiring Fund (“Authorized Intermediaries”).  Shares of the Fund and the Acquiring Fund are available directly through the transfer agent or indirectly through Authorized Intermediaries.

Additional shareholder account information for the Fund is available in its prospectus.  Additional shareholder account information for the Acquiring Fund is provided in Appendix B.

Minimum Investments

The minimum initial and subsequent investment amounts for the Fund and the Acquiring Fund are set forth in the table below.

Fund	Minimum Initial Investment	Subsequent Investment
Fund	$10,000	$1,000
Acquiring Fund – Class I	$1,000,000	$250

Each of the Fund and the Acquiring Fund may waive its minimum investment requirements at its discretion.

Shareholders who owned shares of the Fund as of February [__], 2014 will receive Class I Grandfathered Shares pursuant to the Reorganization. Class I Grandfathered Shares are subject to the policies and procedures of Class I shares and are identical to Class I shares, except that Class I Grandfathered Shares, unlike Class I shares, are not subject to the $1,000,000 minimum balance.

Redemption Information

Shares of the Fund and the Acquiring Fund may be redeemed at a price equal to the NAV per share next determined after the transfer agent receives a redemption request in good order.  The Fund may redeem shares in an account if the total value of the account falls below $1,000 after giving shareholders at least 30 days’ prior written notice of this redemption to give them an opportunity to increase the value of their account above this minimum.  Additionally, both the Fund and Acquiring Fund have reserved the right to redeem shares “in kind.”

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Additional shareholder account information for the Fund is available in its prospectus.  Additional shareholder account information for the Acquiring Fund is provided in Appendix B.

Exchange Information

Shares of the Fund may currently be exchanged for Class I shares of the Aegis High Yield Fund, an existing series of the Trust, whose shares are offered through a separate prospectus.  Shares of the Fund may not currently be exchanged for Class A shares of the Aegis High Yield Fund.  Exchanges are processed at the respective NAV of each fund next determined after the receipt of the exchange request.

Additional shareholder account information for the Fund is available in its prospectus.  Additional shareholder account information for the Acquiring Fund is provided in Appendix B.

4.	SERVICE PROVIDERS

Investment Adviser and Portfolio Management

AFC is the Fund’s investment adviser and the Acquiring Fund’s investment adviser.  Subject to the general oversight of each respective fund’s board, AFC makes investment decisions for the Fund and the Acquiring Fund.  AFC is located at 6862 Elm Street, Suite 830, McLean, Virginia 22101. AFC was established in 1994 and provides investment advisory services to private clients and institutions.   AFC is entitled to receive an advisory fee of 1.20% of the average daily net assets of the Fund and the Acquiring Fund.

For the fiscal year ended August 31, 2013, AFC earned the following fees for its services with respect to the Fund.

Fiscal Year Ended August 31, 2013
	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement
Fund	$ 2,468,119	$0	$ 2,468,119

AFC did not earn any fees with respect to the Acquiring Fund since it had not commenced operations as of the date of this Proxy Statement/Prospectus.

AFC has contractually agreed to waive fees and reimburse expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in order to keep the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) from exceeding 1.50% until April 30, 2015. AFC has contractually agreed through April 30, 2015 to reimburse the Acquiring Fund for its operating expenses, and may reduce its management fees, in order to limit the total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) of the Class I shares of the Acquiring Fund so that such expenses do not exceed 1.50% of such class’ average daily net assets.

Scott L. Barbee serves as the portfolio manager of the Fund and the Acquiring Fund. He is a Chartered Financial Analyst and a Managing Director of the Advisor, which he joined in 1997.  Mr. Barbee has over fifteen years of experience in the securities industry and has been the portfolio manager of the Fund since 1998.  He was a founding director and officer of the Fund.  Mr. Barbee graduated from Rice University in 1993 and received an MBA from the Wharton School at the University of Pennsylvania in 1997.

The Statements of Additional Information of the Fund and the Acquiring Fund provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund and the Acquiring Fund.

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Other Service Providers

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, transfer agent, and fund accountant for the Fund and the Acquiring Fund.  Fees charged by USBFS to the Acquiring Fund will follow the same fee structure as fees charged to the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, serves as the custodian for the portfolio securities, cash and other assets of the Fund and the Acquiring Fund. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm for the Fund and the Acquiring Fund.

5.	BUSINESS STRUCTURE

The Trust is organized as a statutory trust under Delaware law.  The Fund is organized as a corporation under Maryland law. The Fund and the Acquiring Fund are also subject to federal regulation.  Further information about their current governance structures is contained in each fund’s prospectus and Statement of Additional Information, as well as in their respective governing instruments and in relevant Delaware and Maryland statutes. Additional information about differences between their governance structures is found in Section I.E.5 of this Proxy Statement/Prospectus.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSAL.

II.	VOTING INFORMATION

This Proxy Statement/Prospectus is being provided to shareholders of the Fund in connection with the solicitation of proxies by the Board to solicit votes on the Reorganization at a Special Meeting of Shareholders of the Fund.  The Special Meeting will be held at the offices of Seward & Kissel LLP, 901 K Street, NW, Washington, DC 20001 on February [__], 2014 at 11:00 a.m. Eastern time.

As a shareholder of the Fund, you may vote in one of three ways:
●	Complete and sign the enclosed Proxy Card and mail it to the Fund in the prepaid return envelope (if mailed in the United States);
●	Vote on the Internet at the website address listed on your Proxy Card; or
●	Call the toll-free number printed on your Proxy Card.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY CARD.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the Secretary of the Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy.

Only shareholders of record on December [__], 2013, are entitled to receive notice of and vote at the Special Meeting or at any postponement or adjournment thereof.  Each whole share of the Fund held as of the close of business on December [__], 2013, is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The presence in person or by proxy of at least a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting will constitute a quorum for the Special Meeting.  The approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as defined in Section 2(a)(42) of the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented at the Special Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.  For purposes of the vote on the Proposal, abstentions and broker non-votes will have the effect of votes against the Proposal, although broker non-votes are not expected at the Special Meeting.

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If a quorum of shareholders of the Fund is not present or represented by proxy at the Special Meeting, or if a quorum for the Special Meeting is attained but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the Chairman of the Special Meeting or shareholders (acting through the proxies) may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present.  The Special Meeting may be adjourned from time to time by the Chairman of the Special Meeting or a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice.  The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.  The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.  The Special Meeting may be postponed from time to time prior to being convened.

Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” the Reorganization.  If shareholders of the Fund do not vote to approve the Reorganization, the Fund will continue to operate, and the Board may take any further action as it deems to be in the best interests of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the Chairman of the Special Meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  If presented to shareholders, any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting.  Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by AFC.

 If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share.  Shares of the Fund may be redeemed at any time prior to the consummation of the Reorganization.  Shareholders of the Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

A.	METHOD AND COST OF SOLICITATION

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting.  The Board has fixed the close of business on December [__], 2013 (the “Record Date”), as the record date for determining the shareholders of the Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of AFC, who will not be paid for these services.  The Fund will not pay for the costs of the Reorganization or the Special Meeting.  AFC will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

B.	RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Fund, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again on the Internet or through the toll-free number listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

C.	VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, the following numbers of shares were outstanding for the Fund:

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Shares Outstanding & Entitled to Vote (unaudited)
[ ]

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

As of the Record Date, the Fund’s shareholders of record and/or beneficial owners (to the Fund’s knowledge) who owned five percent or more of the Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership

[ ]	[ ]	[ ]%	Record

[ ]	[ ]	[ ]%	Record

[ ]	[ ]	[ ]%	Record

As of the Record Date, the Officers and Directors of the Fund, as a group, owned of record and beneficially [   ]% of the shares of the Fund.

D.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following person may be deemed to have an interest in the Reorganization because he controls AFC.  AFC will provide investment management services to the Acquiring Fund.  Future growth of the Acquiring Fund can be expected to increase the total amount of fees payable to AFC.

Name	Relationship to AFC
Scott L. Barbee	President and Owner

III.	FURTHER INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

Further information about the Fund is contained in the following documents:

●	Prospectus for the Aegis Value Fund dated December 31, 2012; and
●	Statement of Additional Information for the Aegis Value Fund dated December 31, 2012.

The Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2013, containing audited financial statements, and the Semi-Annual Report to Shareholders of the Fund for the six months ended February 28, 2013, containing unaudited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Fund or by calling (800) 528-3780.

When available, shareholders may obtain a copy of the Acquiring Fund’s Prospectus and Statement of Additional Information by writing to the Acquiring Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, Annual and Semi-Annual Reports to Shareholders of the Acquiring Fund are not available.

The Trust and the Fund are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at certain regional offices of the SEC: Atlanta Regional Office, 3475 Lenox Road, NE., Suite 1000, Atlanta, Georgia 30326-1232; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110-1424; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604-2908; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, Texas 76102-6882; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131-4901; New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281-1022; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106-1532; Salt Lake Regional Office, 15 West South Temple Street, Suite 1800, Salt Lake City, Utah 84101-1573; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104-4716.  Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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IV.	MISCELLANEOUS ISSUES

A.	OTHER BUSINESS

Under Maryland law, no business may be brought before the Special Meeting except that which is stated in the Notice of Special Meeting.  If any procedural matter relating to the Reorganization proposal comes before the Special Meeting or any postponements or adjournments thereof, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the discretion of the persons named in the enclosed form of proxy.

B.	NEXT MEETING OF SHAREHOLDERS

The Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Fund will be held at such time as the Board may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office at a reasonable time before the Fund begins to print and mail its proxy, as determined by the Board, to be included in the Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	LEGAL MATTERS

Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Seward & Kissel LLP.

D.	EXPERTS

The financial statements of the Fund for the year ended August 31, 2013, contained in the Fund’s 2013 Annual Report to Shareholders, which have been audited by BBD, LLP, an independent registered public accounting firm, are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Directors of Aegis Value Fund, Inc.

Sarah Q. Zhang, Secretary
December [__], 2013

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of December [__], 2013, by and between the Aegis Funds, a Delaware statutory trust (the “Trust”), on behalf of its separate investment series the Aegis Value Fund (the “Acquiring Fund”) and Aegis Value Fund, Inc., a Maryland corporation (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).  Aegis Financial Corporation, the investment adviser to the Funds, is a party to this Agreement solely for purposes of paragraph 7.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Trust on behalf of the Acquiring Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, and the subsequent redemption of all outstanding Acquired Fund Shares (as defined below) in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”). The Acquiring Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

WHEREAS, the Acquired Fund is a registered open-end management investment company, and the Acquiring Fund is a separate series of registered open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquiring Fund, that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Acquired Fund has determined that: (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.           The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund.  In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  Holders of shares of the Acquired Fund will receive Class I shares of the Acquiring Fund.  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.           Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time, books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

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1.3.           Liabilities of the Acquired Fund.  The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4.           Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”).  Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.           Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Trust, on behalf of the Acquiring Fund, which are maintained by U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquiring Fund.

1.6.           Filing Responsibilities of Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date as the Acquired Fund’s existence is terminated.

2.	VALUATION AND CALCULATION OF ACQUIRING FUND SHARES TO BE ISSUED AND DELIVERED

2.1.           Net Asset Value of the Acquired Fund.  The value of the Assets of the Acquired Fund and the net asset value per share of the Acquired Fund Shares shall be computed as of the Valuation Time using the valuation procedures of the Acquired Fund.

2.2.           Net Asset Value of the Acquiring Fund.  The net asset value of one Class I share of the Acquiring Fund shall equal to the net asset value per share of the Acquired Fund computed as of the Valuation Time.

2.3.           Calculation of Number of Acquiring Fund Shares To Be Issued and Delivered to the Acquired Fund.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the Assets, net of Liabilities, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value of one Class I share of the Acquiring Fund, determined in accordance with paragraph 2.2.

2.4.           Determination of Value.  All computations of value hereunder shall be made in accordance with a Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by the Funds’ independent registered public accounting firm upon reasonable request.

2.5.           Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

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3.	CLOSING

3.1.           Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the offices of U.S. Bancorp Fund Services, LLC, on or about February [__], 2014, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place and shall be effective immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2.           Transfer and Delivery of Assets.  The Acquired Fund shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time. At or before the Effective Time, the Acquiring Fund shall redeem the Initial Share (as defined in Section 6.8 hereof) of the Acquiring Fund for an amount of cash equal to the amount of cash for which the Initial Share was issued.

3.3.           Share Records. The Acquired Fund shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.           Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Directors of the Acquired Fund and the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.           Representations and Warranties of the Acquired Fund.  Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Trust as follows:

(a)           The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

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(b)           The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)           The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)           The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of its Articles of Incorporation and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)           Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at August 31, 2013 have been audited by [   ],  independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)           Since August 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

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(k)           At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)           At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m)          All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.           Representations and Warranties of the Acquiring Fund. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

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(b)           At the Effective Time, the Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)           The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of the Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(g)           Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)           Since September 30, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(i)           At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

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(j)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)           The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l)           The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.           Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.           No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.           Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.           Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.           Shareholder Meeting.  The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transaction contemplated herein.

5.6.           Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act.

5.7.           Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

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5.8.           Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9.           Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.	CONDITIONS PRECEDENT

6.1.           Conditions Precedent to Obligations of Acquired Fund.  The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)           All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Trust shall have delivered to the Acquired Fund a certificate executed in the name of the Trust by its President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)           The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)           The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interest of the Acquiring Fund and, based on that determination, shall have approved this Agreement and the transactions contemplated hereby.

6.2.           Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

(a)           All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund.

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(c)           The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

(d)           The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3.           Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)           The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Directors of the Acquired Fund and (ii) the shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Trust, on behalf of the Acquiring Fund, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)           At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)           The Acquired Fund and the Trust shall have received an opinion of Seward & Kissel LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

 (i)            The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

 (ii)           No gain or loss will be recognized by an Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

 (iii)          No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

 (iv)          No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

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 (v)           The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares immediately prior to such transactions;

 (vi)          The basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to such transactions;

 (vii)          A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

 (viii)        The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Seward & Kissel LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4.          U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5.          The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6.          The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.7.          Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

6.8           Before the Closing Date, the Trust’s Board of Trustees shall have authorized the issuance of, and the Trust shall have issued, one share of the Acquiring Fund (the “Initial Share”) to Aegis Financial Corporation or an affiliate thereof, in consideration of the payment of $10.00 (or such other amount that Board determines), to vote on the investment advisory agreement and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder

7.	BROKERAGE FEES AND EXPENSES

7.1.           No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

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7.2.           Expenses of Reorganization. The expenses relating to the Reorganization, whether or not consummated, will be borne by Aegis Financial Corporation.  The costs of the Reorganization shall include, but not be limited to: costs associated with preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, expenses of holding the shareholder meeting with respect to the Acquired Fund, and winding down the operations and terminating the existence of the Acquired Fund;  legal fees of counsel of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

8.	AMENDMENTS AND TERMINATION

8.1.           Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Trust; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Directors of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Directors’ and shareholders’ further approval.

8.2.           Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the mutual agreement of the parties. In addition, either the Trust or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date:

 (a) in the event of the other party’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing Date;

 (b) if a condition to a party’s obligations has not been met and it reasonably appears that that condition will not or cannot be met;

 (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization;

 (d) if the terminating party’s Board determines that the consummation of the transactions contemplated herein is not in the best interest of the terminating party and notice is given to the other party hereto; or

 (e) if the Closing Date has not occurred on or before June 30, 2014, or another date to which the parties agree.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Trust, the Acquired Fund, or their respective Trustees/Directors or officers.

9.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Aegis Value Fund, Inc.
6862 Elm Street
Suite 830
McLean, Virginia 22101
Attention: Scott L. Barbee

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If to the Trust:

The Aegis Funds
6862 Elm Street
Suite 830
McLean, Virginia 22101
Attention: Scott L. Barbee

10.	MISCELLANEOUS

10.1.           Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2.           Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

10.3.           Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.4.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

10.5.           Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.6.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE AEGIS FUNDS on behalf of the Acquiring Fund	AEGIS VALUE FUND, INC.

By:	By:

Name:	Name:

Title:	Title:

AEGIS FINANCIAL CORPORATION (Solely for purposes of Paragraph 7.2)

By:

Name:

Title:

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APPENDIX B

ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE ACQUIRING FUND

Pricing of Acquiring Fund Shares

The price paid for Acquiring Fund shares is the net asset value per share (“NAV”) next determined following the receipt of the purchase order in good order by the Transfer Agent or those financial intermediaries with arrangements with the Acquiring Fund to offer Acquiring Fund shares (“authorized intermediaries”).  “Good order” is defined as including all required account information and payment, or instructions for payment by wire or from a broker.

A purchase in “good order” must include the following:
1.	The name of the Acquiring Fund and the shareholder account number, if issued.
2.	The amount of the transaction (specified in dollars or shares).
3.	Signatures of all owners, exactly as they are registered on the account.
4.	Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

Purchase orders received by the Transfer Agent or authorized intermediaries prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV.  Purchase orders received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed at the next business day’s closing NAV.   Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place.  All shares purchased will be held in book entry form by the investor’s brokerage firm or by the Acquiring Fund, as the case may be.  Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

Calculation of Net Asset Value. The Acquiring Fund’s NAV is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business.  The NAV is determined by dividing the total closing market value of the assets (i.e., portfolio investments, cash, other assets and accrued income), less liabilities (i.e., accrued expenses and other liabilities), by the number of outstanding shares of the Acquiring Fund.

In determining the NAV, securities held by the Acquiring Fund are valued based on market quotations, or if market quotations are not readily available or are unreliable, at their fair value as determined by AFC in good faith under procedures established and supervised by the Board of Trustees.  Certain short-term debt instruments used to manage the Acquiring Fund’s cash are valued on the basis of amortized cost.

Fair Value Pricing.  The Acquiring Fund from time to time invests in securities that are not actively traded.  Securities for which market quotations are not readily available or are not reliable are carried at their fair value as determined in good faith by AFC, under the supervision of the Acquiring Fund’s Board of Trustees.

Fair value pricing may be used under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Acquiring Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be open on days or times when U.S. markets are closed and many foreign markets close before the Acquiring Fund values its securities, normally at 4:00 p.m. Eastern time. The use of fair value pricing in these circumstances seeks to protect long-term Acquiring Fund investors from certain short-term investors who may seek to take advantage of the Acquiring Fund by exploiting discrepancies between a security’s market quotations that may no longer be accurate, and the current fair value of that security.

When the Acquiring Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Acquiring Fund.  Consequently, the Acquiring Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Acquiring Fund.

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How to Purchase Acquiring Fund Shares

Shares of the Acquiring Fund may be purchased directly from the Acquiring Fund, or through an existing brokerage or other similar account held by the investor if the broker or intermediary has an arrangement with the Acquiring Fund.  The Acquiring Fund reserves the right to reject any specific purchase order and to close the Acquiring Fund to new or existing investors at any time.  You may only purchase shares if the Acquiring Fund is eligible for sale in your state or jurisdiction.

The minimum initial investment for Class I shares is $1,000,000 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).

The minimum initial investment in the Acquiring Fund is $10,000 ($1,000 for IRA accounts). The minimum subsequent purchase amount is $1,000 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

The Acquiring Fund reserves the right to change the minimum amounts for initial and/or subsequent investments and may set different investment minimums for financial intermediaries buying shares and waive the minimum investment requirements for employer-sponsored retirement plan accounts.

Purchasing Shares through a Broker or Other Financial Intermediary.  Some brokers and other financial intermediaries have arrangements with the Acquiring Fund to offer Acquiring Fund shares.  These authorized intermediaries may charge you transaction fees for purchases and sales of the Fund.

Contact your authorized intermediary for additional information regarding availability of the Acquiring Fund shares and any transaction fees it may charge you for purchases of Acquiring Fund shares.  Your purchase order will be processed at the NAV next determined after receipt of your order in good order by the authorized intermediary.  Purchase orders received by an authorized intermediary prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV.  See the definition of “good order” under the section “Pricing of Acquiring Fund Shares” presented above.

Direct Investment—Opening an Account and Purchasing Shares

To purchase shares directly from the Acquiring Fund, a New Account Application must be completed and signed.  If you have any questions about the Acquiring Fund or need assistance with your New Account Application, please call the Acquiring Fund at 800-528-3780.  Certain types of investors, such as trusts, corporations, associations, partnerships or estates, may be required to furnish additional documents when they open an account.  These documents may include corporate resolutions, trusts, wills, and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship.  To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

Note: There are specific IRA Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians.  Please visit the Acquiring Fund’s website at www.aegisfunds.com or call the Acquiring Fund at 800-528-3780 to obtain the correct IRA Application.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your New Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-528-3780 if you need additional assistance when completing your New Account Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

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Initial Purchase - By Mail

To open an account at the Acquiring Fund and purchase shares by mail, you must complete and return the appropriate Account Application with a check made payable to Aegis Value Fund.  Account Application(s) and checks should be mailed to:

Regular Mail:	Overnight Mail:
Aegis Value Fund	Aegis Value Fund
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Acquiring Fund.

Initial Purchase - By Telephone

You may not make an initial purchase of Acquiring Fund shares by telephone.  Prior to conducting telephone transactions, you must provide the Acquiring Fund with a completed Account Application, a voided check, and other information.  The Acquiring Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, the Acquiring Fund and its agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

Initial Purchase - By Wire

To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your New Account Application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Acquiring Fund you are purchasing, the account number, and your name so that monies can be applied correctly. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
ABA #:  075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:
Aegis Value Fund
Shareholder name and account number:

Wired funds must be received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) to be eligible for same day pricing. The Acquiring Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please note that the Acquiring Fund is offered and sold only to persons residing in the United States and some U.S. territories.

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Additional Information Regarding Direct Purchases

All checks must be in U.S. Dollars drawn on a domestic bank. The Acquiring Fund will not accept payment in cash or money orders. The Acquiring Fund also does not accept cashier’s checks in amounts of less than $10,000, nor post dated checks, post dated online bill pay checks, or any conditional order or payment. To prevent check fraud, the Acquiring Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Fund, for any payment that is returned.  The Fund reserves the right to reject any application.

Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members can be used for telephone transactions.  It takes 15 calendar days after receipt by the Acquiring Fund of your bank account information to establish this feature.  Purchases by ACH transfer may not be made during this time.  You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 800-528-3780.  You must have ACH instructions on your account in order to conduct online purchases.

Direct Investment—Purchasing Additional Shares

Subsequent Purchase - By Mail

Make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the address set forth under “Direct Investment-Opening an Account and Purchasing Shares-By Mail.”

Subsequent Purchase - By Telephone

You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling the Acquiring Fund at 800-528-3780.  If your account has been open for 15 days, you may call the Acquiring Fund at 800-528-3780 to purchase shares in an existing account.  Investments made by electronic funds transfer must be from a pre-designated bank account and in amount of at least $1,000 and not greater than $100,000.  If your order is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), your order will be processed at the net asset value calculated on the day your order is placed.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Subsequent Purchase - By Internet

After your account is established, you may set a user ID and password by logging into www.aegisfunds.com.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer through the ACH network. Please ensure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must have provided a voided check with which to establish your bank account instructions in order to complete internet transaction.  For important information on this feature, see “Fund Transactions through the Fund’s Website” below.

Subsequent Purchase - By Wire

You may also wire money to U.S. Bank, N.A. per the instructions set forth above under “Direct Investment-Opening an Account and Purchasing Shares-By Wire.”  Prior to wiring money to purchase additional shares of the Fund, please contact the Transfer Agent to advise of your intent to wire and to ensure proper credit upon receipt.

Automatic Investment Plan

The Automatic Investment Plan allows you to purchase shares of the Acquiring Fund through pre-authorized transfers of funds from your bank account. Under the Automatic Investment Plan, you may make subsequent minimum purchases on a monthly or quarterly basis of $100 or more.  You can establish the Automatic Investment Plan for your account by completing the appropriate section of the Account Application.

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How to Redeem Fund Shares

How to Redeem Shares through a Broker or Other Financial Intermediary

You may sell Acquiring Fund shares held in a brokerage or other similar account by submitting a redemption request to your authorized intermediary.  If you redeem shares of the Acquiring Fund held in a brokerage or other similar account with an authorized intermediary, you should be aware that there may be a charge to you for such services. Redemption requests received by an authorized intermediary prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have arrangements with the Fund.  The transfer will be processed after the Transfer Agent receives authorization in good order from your delivering securities dealer.

How to Redeem Shares from Direct Investment

You may redeem shares as described below on any day the Acquiring Fund is open for business.  Shares will be redeemed at the next determined NAV after the Transfer Agent receives the redemption request in good order.  Redemption requests received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day will be processed at that day’s closing NAV. Redemption requests received after the close of regular trading on the New York Stock Exchange will be processed at the closing NAV for the following business day.

Redemption - By Mail

To redeem shares of any amount from your Acquiring Fund account, you may send a request in good order to the Acquiring Fund at:

Regular Mail:	Overnight Mail:
Aegis Value Fund	Aegis Value Fund
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Acquiring Fund.

If made in writing, a redemption request in good order must include the following:
(1)	The name of the Acquiring Fund and the shareholder account number.
(2)	The amount of the transaction (specified in dollars or shares).
(3)	Signatures of all owners, exactly as they are registered on the account.
(4)	Share certificates, if held by the shareholder.
(5)	Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

A signature guarantee is required to redeem shares in the following situations:
●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	If a change of address was received by the Transfer Agent within the last 15 days;
●	For all redemptions in excess of $100,000 from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

In addition to the situations described above, the Acquiring Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

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Redemption - By Telephone

You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You may redeem Acquiring Fund shares by calling 800-528-3780.  Redemption proceeds will be mailed directly to you, sent by wire to your predetermined bank account, or electronically transferred to your pre-designated bank account.  You may redeem as much as $100,000 by telephone redemption. Unless you decline telephone privileges on your Account Application, as long as the Acquiring Fund and its agents take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.  The Acquiring Fund does not accept IRA redemption requests by telephone.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemption - By Internet

If your account is set up to perform online transactions you may redeem your Acquiring Fund shares through the Acquiring Fund’s website at www.aegisfunds.com.  You may redeem up to $100,000.  For important information on this feature, see “Fund Transactions through the Fund’s Website” below.

Additional Information Regarding Redemptions of Direct Investments

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

If an account has more than one owner or authorized person, the Acquiring Fund will accept telephone and internet instructions from any one owner or authorized person.

If you have any questions about what is required for your redemption request, please call the Acquiring Fund at 800-528-3780.

Payment will normally be made by the Acquiring Fund within one business day, but not later than seven calendar days after receipt of the redemption request.  However, payment of redemption proceeds for shares purchased directly by check may be delayed until the check has cleared, which may be up to 15 days from the date of purchase.  In unusual circumstances, the Acquiring Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

Systematic Withdrawal Plan

For non-retirement accounts that have a value of at least $10,000 or IRA accounts where the shareholder is eligible for periodic withdrawals, the Acquiring Fund offers a Systematic Withdrawal Plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start the SWP, your account must have Acquiring Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100 (there is no minimum account balance to start a SWP for IRA accounts, nor a minimum amount that may be withdrawn for IRA accounts).  The SWP may be terminated or modified by the Acquiring Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Acquiring Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.  Please call 800-528-3780 for additional information regarding the SWP.

How to Exchange Fund Shares

Shares of the Acquiring Fund may be exchanged for shares of the Aegis High Yield Fund, an existing series of the Trust whose shares are offered in another prospectus.  An exchange between funds is a sale and purchase transaction, and therefore may be a taxable event.  A written exchange request may be mailed to one of the addresses listed above under “How to Redeem Shares from Direct Investment-By Mail.”  Such request must be in good order, as described above under “Additional Information Regarding Redemption Requests of Direct Investments.”  Exchange requests may be made by telephone or through the Internet, unless you decline them on your New Account Application or by calling 800-528-3780.  Exchanges are processed at the respective NAV of each fund next determined after the receipt of the exchange request.

Table of Contents - Proxy Statement/Prospectus

The shares of the Aegis High Yield Fund are offered through a separate Prospectus.  You should consider the Aegis High Yield Fund’s investment objectives, risks, charges and expenses carefully before investing.  To receive the Prospectus which contains this and other information about the Aegis High Yield Fund, please call (800) 528-3780.  Please read the Prospectus carefully before investing.

Excessive exchanges can harm the management of the Acquiring Fund and increase the Acquiring Fund’s costs for all shareholders.  Therefore, in order to maintain a stable asset base in the Acquiring Fund and to reduce administrative expenses borne by the Acquiring Fund, the exchange privilege may be limited or terminated if abusive exchange transactions or activity are discovered.  In addition, the Acquiring Fund reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject any exchange, at any time for any reason.

Dividends and Distributions

The Acquiring Fund expects to declare and pay income dividends annually, generally in December, representing substantially all of the net investment income of the Acquiring Fund.  Capital gains, if any, may be distributed annually by the Acquiring Fund, also generally in December.  The amount of the Acquiring Fund’s distributions will vary and there is no guarantee the Acquiring Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Acquiring Fund on the record date.  The record dates for the Acquiring Fund’s distributions will vary.  Please keep in mind that if you invest in the Acquiring Fund shortly before the record date of a distribution, any distribution will lower the value of the Acquiring Fund’s shares by the amount of the distribution and the amount of the distribution may be taxable.

Distributions may be taken in cash or in additional shares at net asset value.  Dividends and capital gain distributions will be automatically reinvested in additional shares of the Acquiring Fund unless a shareholder has elected, by written notice to the Acquiring Fund, or by telephone, to receive dividends and capital gain distributions in cash.  Any changes to the distribution option should be submitted at least 5 days in advance of the payment date for the distribution.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Acquiring Fund reserves the right to reinvest the distribution check in your account, at the Acquiring Fund’s current net asset value, and to reinvest all subsequent distributions.

Policies Addressing Frequent Trading in Fund Shares

Frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders may present risks for other shareholders of the Acquiring Fund. These risks may include, among others, dilution in the value of Acquiring Fund shares held by long-term shareholders, interference with the efficient management of the Acquiring Fund’s portfolio, and increased brokerage and administrative costs.

The Acquiring Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders.  These policies and procedures take into account the historic volatility of the Acquiring Fund’s NAV, the Acquiring Fund’s ability to invest at least a portion of its assets in illiquid securities, and the Acquiring Fund’s limitations on exchange privileges.  The Board may amend the policies and procedures without prior notice to shareholders.

The Acquiring Fund is intended for long-term investment.  The Acquiring Fund discourages frequent purchases and redemptions of Acquiring Fund shares that are counter to the interests of all of the Acquiring Fund’s shareholders.  The Acquiring Fund does not accommodate frequent purchases and redemptions of Acquiring Fund shares by the Acquiring Fund’s shareholders. The Acquiring Fund has no side arrangements with any party permitting frequent purchases and redemptions of Acquiring Fund shares.  The Acquiring Fund reserves the right to reject or limit purchases or exchanges or to close or otherwise restrict shareholder accounts for any reason including a history of frequent purchases and redemptions of Acquiring Fund shares.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Acquiring Fund’s policies and procedures with respect to frequent purchases and redemptions of Acquiring Fund shares.  These transactions include, but are not limited to, reinvestment of distributions, automatic investment or withdrawal plans, transactions initiated by a plan sponsor, and certain transfers of shares.

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In consultation with the Acquiring Fund’s Chief Compliance Officer, the Acquiring Fund monitors shareholder accounts, including omnibus accounts, on a systematic basis by employing parameters to observe the intervals between and size of a shareholder’s purchases and redemptions.  Though the monitoring methods involve judgments that are inherently subjective and involve some selectivity in their application, the Acquiring Fund will consider imposition of shareholder account restrictions when frequent shareholder transactions are made that may be judged to be counter to the interests of all the Acquiring Fund’s shareholders.  The Acquiring Fund may take action to impose account restrictions even if historically applied parameters are not met.

Omnibus account arrangements are common forms of holding shares of the Acquiring Fund, particularly among certain financial intermediaries, such as brokers.  These arrangements often permit the financial intermediary to aggregate their clients’ transactions and ownership positions.  In these circumstances, the identity of the shareholders is not known to the Acquiring Fund.  With respect to the omnibus accounts, the Acquiring Fund will rely on reports provided by the financial intermediary.  In addition, the Acquiring Fund has entered into agreements with the intermediaries that will require an intermediary to provide the Acquiring Fund with information, upon the Acquiring Fund’s request, about shareholders’ identities and their transactions in Acquiring Fund shares.  These agreements also require a financial intermediary to execute instructions from the Acquiring Fund to restrict or prohibit further purchases or exchanges of Fund shares by any shareholder identified by the Acquiring Fund.  The Acquiring Fund may accept undertakings from intermediaries to enforce frequent trading policy limitations on behalf of the Acquiring Fund.  There is no assurance that the Acquiring Fund or its agents will gain access to any or all information necessary to detect frequent purchases and sales in omnibus accounts.

While the Acquiring Fund will systematically seek to take actions (directly and with the assistance of financial intermediaries) that will detect and monitor frequent purchases and sales, the Acquiring Fund does not represent that all or any such trading activity will necessarily be restricted or minimized.  Transactions placed in violation of the Acquiring Fund’s policies are not necessarily deemed accepted by the Acquiring Fund and may be cancelled or revoked by the Acquiring Fund following receipt by the Acquiring Fund.

Tax Consequences

Generally, distributions from the net investment income of the Acquiring Fund and short-term capital gains are treated as dividends for tax purposes, and long-term capital gain distributions are treated as long-term capital gains, regardless of how long shares have been held.  Distributions from the Acquiring Fund are taxable when paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31.  Each January, the Acquiring Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

Current tax law generally provides for a maximum tax rate for taxpayers which are individuals, trusts or estates, of 20% on long-term capital gains and from certain qualifying dividends.  These rates do not apply to corporate taxpayers.

The following are guidelines for how certain distributions by the Acquiring Fund are generally taxed to taxpayers which are individuals, trusts or estates:
●	Distributions of net long-term capital gain by the Acquiring Fund are taxable as long-term capital gains, regardless of how long a shareholder has held shares in the Acquiring Fund.
●
Some or all of the distributions from the Acquiring Fund may be treated as “qualified dividend income,” taxable to individuals, trusts and estates at the same preferential tax rates as long-term capital gains, provided that both the Acquiring Fund and the individual satisfy certain holding period and other requirements.  A distribution from the Acquiring Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Acquiring Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend.  In addition, the individual, trust or estate must meet certain holding period requirements with respect to the shares of the Acquiring Fund in order to take advantage of these preferential tax rates.

●
To the extent distributions from the Acquiring Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Acquiring Fund will not be eligible for the lower rates.

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Taxation Upon Sale of Shares

The redemption of shares of the Acquiring Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss.  The Acquiring Fund or your custodian broker will report to redeeming shareholders the proceeds of their sales.  The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares.

Acquiring Fund distributions and gains from the sale of Acquiring Fund shares will generally be subject to state and local income taxes.  Non-U.S. investors may be subject to U.S. withholding taxes.  You should consult your own tax adviser concerning the tax consequences of an investment in the Acquiring Fund.

Backup Withholding

By law, some Acquiring Fund shareholders may be subject to tax withholding on reportable dividends, capital gains distributions, and redemption proceeds.  Generally, shareholders subject to this “backup withholding” will be those for whom a taxpayer identification number is not on file with the Acquiring Fund; or who, to the Acquiring Fund’s knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Acquiring Fund to withhold tax.  In order to avoid this withholding requirement, you must certify on the Account Application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.  Net investment income does not include exempt-interest dividends.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons.  Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by the Acquiring Fund after June 30, 2014 and (b) certain capital gain distributions (including proceeds arising from the sale of Fund shares) paid by Acquiring Fund after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

Cost-Basis Reporting

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Acquiring Fund has chosen first-in, first-out (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Acquiring Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  You may choose a method other than the Acquiring Fund’s standing method at the time of your purchase or upon the sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Acquiring Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Acquiring Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Acquiring Fund shares.

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Other Fund Policies

Account Information
The Acquiring Fund will establish an account for each shareholder purchasing shares directly from the Acquiring Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions.  When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements
The Acquiring Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions.

The Acquiring Fund will also provide year-end tax information mailed to the shareholder by the applicable IRS deadline, a copy of which will also be filed with the IRS.

Fund Reports
The financial statements of the Acquiring Fund with a summary of portfolio composition and performance, along with the management’s letter to shareholders, will be mailed to each shareholder twice a year.

Householding
Many shareholders have family members living in the same home who also own Acquiring Fund shares.  In order to control costs associated with mailings on behalf of the Acquiring Fund, the Acquiring Fund will, until notified otherwise, send only one copy of each Prospectus, shareholder report and proxy statement to each household address that it has on record for you and your family members living in the same home.

This process, known as “householding,” does not apply to account statements, confirmations or personal tax information.  If you do not wish to participate in householding, or wish to discontinue householding at any time, call 800-528-3780.  The Acquiring Fund will resume separate mailings to you within 30 days of your request.

Automatic Reinvestment
Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Acquiring Fund.  Such distributions will be reinvested at the NAV determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website
The Acquiring Fund maintains a website for current and prospective investors which contains information about the Acquiring Fund and its history. The Acquiring Fund’s website address is www.aegisfunds.com.  The website allows investors to download Acquiring Fund documents, view the daily share price and performance history, contact the Acquiring Fund via e-mail, and provides links to other websites for additional information.

Notice Regarding Unclaimed Property
Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Acquiring Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Acquiring Fund are offered on a continuous basis.

Payments to Financial Intermediaries

The Acquiring Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

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AFC, out of its own resources and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Acquiring Fund.  These payments and compensation are in addition to service fees paid by the Acquiring Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Acquiring Fund.  AFC may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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APPENDIX C

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Aegis Value Fund, a series of The Aegis Funds (the “Acquiring Fund”) will be the accounting survivor of the Aegis Value Fund, Inc. (the “Fund”).  The following financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single Fund share outstanding for the entire period.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period, assuming the reinvestment of all Fund distributions.  Information for the years listed has been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available without charge upon request.

Aegis Value Fund, Inc.

	For the Years Ended August 31,
	2013	2012	2011	2010	2009
Per share data:
Net asset value, beginning of year	$14.56	$13.16	$10.52	$8.99	$12.49

Income from investment operations:
Net investment income (loss)*	(0.02)	0.00	(0.10)	(0.05)	0.05
Net realized and unrealized gain (loss) on investments and foreign currencies	6.02	1.40	2.74	1.59	(3.05)
Total from investment operations	6.00	1.40	2.64	1.54	(3.00)

Less distributions to shareholders from:
Net investment income	(0.01)	—	—	(0.01)	(0.34)
Net realized capital gains	—	—	—	—	(0.16)
Total distributions	(0.01)	—	—	(0.01)	(0.50)
Net asset value, end of year	20.55	$14.56	$13.16	$10.52	$8.99

Total investment return	41.23%	10.64%	25.10%	17.08%	(21.60)%

Ratios (to average net assets)/supplemental data:
Expenses after reimbursement/recapture and fees paid	1.43%	1.47%	1.48%	1.45%	1.50%
Expenses before reimbursement/recapture and fees paid	1.43%	1.47%	1.48%	1.43%	1.53%
Net investment income (loss)	(0.09)%	0.02%	(0.72)%	(0.50)%	0.25%
Portfolio turnover	35%	20%	29%	50%	31%

Net assets at end of year (000’s)	$295,513	$146,281	$152,097	$144,824	$124,146

*           Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.

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C-1

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

[shareholder registration printed here]	3. By PHONE when you dial toll-free 1-888-227‐9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1‐877‐283‐0320 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL 12345678910

AEGIS VALUE FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON February __, 2014
The undersigned, revoking prior proxies, hereby appoints [    ] and [    ], and each of them, as proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Aegis Value Fund, Inc. (the “Fund”) to be held at the offices of Seward & Kissel LLP, 901 K Street, NW, Washington, DC 20001, on February [__], 2014 at 11:00 a.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
This proxy is solicited on behalf of the Board of Directors of Aegis Value Fund, Inc., and Reorganization in Proposal 1 (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1‐877‐283‐0320. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February [__], 2014. The proxy statement for this meeting is available at: www.proxyonline.com/docs/aegisvaluefund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Aegis Value Fund, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

When properly executed, this proxy will be voted as indicated below or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANZATION REFLECTED IN PROPOSAL 1.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN

1. Approval of an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Aegis Value Fund (the “Acquiring Fund”), a newly‐created series of The Aegis Funds, in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Fund to the holders of its shares.
	O	O	O

In their discretion, the named proxies may vote and otherwise represent the shareholder(s) on such other business as may properly come before the meeting or any postponement or adjournment thereof.

THANK YOU FOR VOTING

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PART B

STATEMENT OF ADDITIONAL INFORMATION

December [   ], 2013

REORGANIZATION OF

AEGIS VALUE FUND, INC.

IN EXCHANGE FOR SHARES OF

AEGIS VALUE FUND
A series of The Aegis Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 528-3780

This Statement of Additional Information (“SAI”) is not a prospectus.  A Proxy Statement/Prospectus dated December [   ], 2013 (the “Proxy Statement/Prospectus”), relating to the above referenced matter may be obtained from The Aegis Funds (the “Trust”), on behalf of the Aegis Value Fund (the “Acquiring Fund”), by writing or calling the Trust at the address and telephone number shown above.  This SAI should be read in conjunction with such Proxy Statement/Prospectus.

Because the Acquiring Fund has not yet commenced operations, no Annual or Semi-Annual Reports to Shareholders are available.  For the same reason, no pro forma financial statements are provided in this SAI in connection with the proposed Reorganization mentioned above.  This SAI has been incorporated by reference into the Proxy Statement/Prospectus.

The Statement of Additional Information for Aegis Value Fund, Inc., dated December 31, 2012 is incorporated by reference to the Aegis Value Fund, Inc.’s Registration Statement on Form N-1A (File No. 333-49241) filed on December 28, 2012. The audited financial statements and related report of the independent registered public accounting firm of the Aegis Value Fund, Inc., are incorporated by reference to the Annual Report to Shareholders of the Aegis Value Fund, Inc. dated August 31, 2013, filed on Form N-CSR (File No. 811-09174) on November 6, 2013.

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement/Prospectus.  The Proxy Statement/Prospectus has been sent to the shareholders of Aegis Value Fund, a series of Aegis Value Fund, Inc. (the “Fund”) in connection with the solicitation of proxies by the Board of Directors of the Fund to be voted at the Special Meeting of Shareholders of the Fund to be held on [     ], 2014.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

THE TRUST

Aegis Funds (the “Trust”) is a Delaware statutory trust organized on July 11, 2003, and is registered with the SEC as an open-end management investment company.

The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust currently consists of two separate investment series.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Aegis Value Fund (the “Acquiring Fund”), which has two classes: Class I and Class A shares.

As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.

The Acquiring Fund is a diversified series of the Trust.

The Acquiring Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

Fund History

The Acquiring Fund is the successor in interest to a fund having the same name and investment objectives that was included as the sole series of another investment company, Aegis Value Fund, Inc. (the “Fund”) and that was also advised by the same investment adviser, Aegis Financial Corporation (the “Advisor”).

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

Fund Investment Policies

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Acquiring Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Acquiring Fund’s acquisition of the security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Acquiring Fund’s investment policies and limitations.  It should be noted that Item 3 below regarding borrowing discussed further below, will be applied at all times and not just at the initial time of the transaction.

The Acquiring Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Acquiring Fund.  Except for the fundamental investment restrictions set forth below, the investment policies and limitations described are operating policies and may be changed by the Board of Trustees without shareholder approval.  However, shareholders will be notified prior to a material change in an operating policy affecting the Acquiring Fund.

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The Acquiring Fund may not, as a matter of fundamental policy:

1)
With respect to 75% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies.

2)	Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.

3)
Borrow money, except that the Acquiring Fund may (i) enter into reverse repurchase agreements, (ii) borrow money only from a bank and only in an amount up to one-third of the value of the Acquiring Fund’s total assets, and (iii) borrow money in an additional amount up to 5% of the value of the Acquiring Fund’s assets on a secured or unsecured basis from banks for temporary or emergency purposes.

4)
Loan money, except by the purchase of bonds and other debt obligations or by engaging in repurchase agreements.  However, the Acquiring Fund may lend its securities in an amount up to one-third of its total assets to qualified brokers, dealers or institutions (provided that such loans are fully collateralized at all times).

5)	Issue senior securities, as defined in the 1940 Act.

6)
Underwrite securities of others, except to the extent that the Acquiring Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

7)
Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Acquiring Fund from purchasing securities issued by entities or investment vehicles that own or deal in real property or interests therein, or instruments secured by real estate or interest therein.

8)
Purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to Item 8 above, while the Acquiring Fund has reserved the authority to invest in commodities and commodities futures contracts to the extent permitted by the 1940 Act, the Advisor has no present intention to utilize investments of this type for the Acquiring Fund.

Temporary Investments.   The Acquiring Fund may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund’s investment strategy exist.  In such cases, the Acquiring Fund may invest in government securities, agency securities, commercial paper, repurchase agreements, or other short-term money market instruments.

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Under some circumstances, the Acquiring Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions.  Fund managers may choose to maintain significant cash balances.  Like all portfolio decisions, the decision of the Acquiring Fund manager to maintain a cash balance may ultimately help or hinder the ability of the Acquiring Fund to meet its investment goals.

Portfolio Turnover.  Typically, the Acquiring Fund focuses on making long-term investments rather than engaging in short-term trading strategies.  The Acquiring Fund calculates its portfolio turnover rate by dividing the lesser of portfolio purchases or portfolio sales, excluding short-term securities, by the average month-end value of portfolio securities owned by the Acquiring Fund during the fiscal year.

The Acquiring Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio.  It is the operating policy of the Acquiring Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities.  However, when circumstances warrant, securities will be sold without regard to the duration of their holding period.  The portfolio turnover rates for the Fund for the fiscal years ended August 31, 2013 and August 31, 2012 were 35% and 20%, respectively.

Disclosure of Portfolio Holdings. To prevent the misuse of nonpublic information about the Acquiring Fund’s portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Acquiring Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Acquiring Fund’s specific portfolio holdings.

Disclosure of nonpublic information about the Acquiring Fund’s specific portfolio holdings may be made when the Acquiring Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Acquiring Fund’s service providers to facilitate the performance of their duties to the Acquiring Fund.  Nonpublic information about the Acquiring Fund’s portfolio holdings is made available to the Acquiring Fund’s investment adviser, Aegis Financial Corporation (the “Advisor”), brokers, custodian, printer, accountants, transfer agent and counsel and, as applicable, each of their respective affiliates and advisers.  These service providers have either an explicit duty to keep the information confidential pursuant to a confidentiality agreement, or an implied duty to keep the information confidential pursuant to instructions from the Acquiring Fund to keep the information confidential.  In order for the Acquiring Fund to disclose nonpublic information about specific portfolio holdings, in addition to a legitimate business purpose, the Acquiring Fund must also have a reasonable belief that the recipient(s) will refrain from trading on the basis of material non public information that may be included in these disclosures.

The Acquiring Fund cannot guarantee that third parties will honor instructions or conform to explicit duties to keep nonpublic portfolio holdings information confidential.  It is possible that a third party may not honor its confidentiality obligation, in which case the Acquiring Fund may lose an investment advantage it might have otherwise had, had the third party honored its confidentiality agreement or honored the Acquiring Fund’s instructions.

In addition, the Acquiring Fund’s executive officers, or their designee(s), may authorize disclosure of the Acquiring Fund’s portfolio holdings to other persons after considering:  the anticipated benefits and costs to the Acquiring Fund and its shareholders, the purpose of the disclosure, and any conflicts of interest between the Acquiring Fund’s shareholders and the interests of the Advisor and any of its affiliates.  Disclosure of nonpublic portfolio holdings to third parties may only be made if an executive officer determines that such disclosure is not impermissible under applicable law or regulation.  If an executive officer has authorized the disclosure of the Acquiring Fund’s nonpublic portfolio holdings, the officer will promptly report such authorizations to the Acquiring Fund’s Chief Compliance Officer.  The Chief Compliance Officer will report such authorizations to the Board.  If the Board determines that the authorization was inconsistent with the Acquiring Fund’s policy, the Chief Compliance Officer will take appropriate actions to cease the disclosure.

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The Acquiring Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Acquiring Fund’s portfolio holdings and prohibits any person from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings.  The Acquiring Fund and the Advisor have adopted a code of ethics that prohibits fund or advisory personnel from using non-public information for their personal benefit.

After commencement of operations, the Acquiring Fund will publicly file a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public by calling the Acquiring Fund at (800) 528-3780, and on the SEC’s website at www.sec.gov.

Risk Factors and Special Considerations

Lending Portfolio Securities.  The Acquiring Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

The Acquiring Fund complies with the view of the staff of the SEC that a mutual fund may engage in such loan transactions only if:  (i) the Acquiring Fund receives initial collateral in the form of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities having a market value not less than (A) 102% of the market value of domestic U.S. loaned securities or (B) 105% of the market value of foreign equity loaned securities; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Acquiring Fund must be able to terminate the loan at any time; (iv) the Acquiring Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Acquiring Fund may pay only reasonable fees in connection with the loan; and (vi) the Acquiring Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Foreign Securities.  The Acquiring Fund may invest in the securities of foreign companies. Financial market fluctuations in any country where the Acquiring Fund has investments will likely affect the value of the securities that the Acquiring Fund owns in that country.  These movements will affect the Acquiring Fund’s share price and investment performance.  The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.  The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, imposition of extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets.  Other risk considerations include: less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and foreign issuers, difficulty in enforcing contractual obligations and shareholder rights and lack of uniform accounting and auditing standards.  There is no assurance that the Acquiring Fund will be able to anticipate these risks or counter their effects.

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Lower-Rated Debt Securities. Investment in lower-rated and unrated debt securities can involve a substantial risk of loss.  These securities, which are rated below investment grade, are considered to be speculative with respect to the issuer’s ability to pay interest and principal and they are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for lower-rated securities tend to be volatile and these securities are generally much less liquid than investment-grade debt securities.  When a bond issuer encounters financial distress, it may default on bond payments or file a bankruptcy petition.  Defaulted or bankrupt bonds are typically replaced with new securities, either shares of stock or a new bond issue, as part of a financial restructuring or bankruptcy reorganization.  The risks in these securities include:  loss of income, uncertain timing of implementing a new financing plan, legal uncertainties, variations in state bankruptcy laws, difficulty of valuing the assets of a distressed company, possible management changes, and risks in the amount of and value of new securities to be received.  Some companies do not recover from severe financial distress and are liquidated; these situations may result in a total loss of the Fund’s investment in the security.

Convertible Securities. Convertible securities have general characteristics similar to both fixed-income and equity securities.  Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks.  Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Real Estate Investment Trusts.  The Acquiring Fund may invest in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Acquiring Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Acquiring Fund invests in addition to the expenses incurred directly by the Fund.

Preferred Stock. The Acquiring Fund may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets.  Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.  Preferred stock also may be subject to fluctuations in market value due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

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The Fund’s Exercise of its Shareholder Rights.  The Acquiring Fund may exercise its rights as a shareholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other shareholders of those companies if the Acquiring Fund or its Board of Trustees determine that such matters could have a significant effect on the value of the Fund’s investment in those companies.

From time to time, the Acquiring Fund may engage in activities in conjunction with other shareholders or interested parties which may include, among others, supporting or opposing proposed changes in a company’s structure; seeking changes in a company’s board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.

MANAGEMENT OF THE FUND

Board of Trustees.  The operations of the Acquiring Fund are supervised by its Board of Trustees, who are responsible for representing the interests of the Fund’s shareholders.  The duties of the Fund’s Trustees are established by state and federal law.  In general, Trustees have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Trustees also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Acquiring Fund and its shareholders.

The Fund’s Board has four members, three of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  The remaining Trustee is also a director of the Fund’s investment advisor and is, therefore, considered to be an “interested person” of the Acquiring Fund (“Interested Trustee”).  The Board annually elects the officers of the Acquiring Fund to actively supervise the day-to-day operations of the Fund.  The Trustees serve for an indefinite period.

Information about each officer and Trustee of the Acquiring Fund is provided in the table below:

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Eskander Matta Born: 1970 50 Beale Street San Francisco, CA 94105	Trustee of the Acquiring Fund	Since 2003	President North America of Dragonmarts Co. Ltd since 2012; Vice President of ebusiness, Blue Shield of California (2008 – 2012); Senior Vice President of Internet Services Group, Wells Fargo & Co. (2002 – 2008).	2	Director of Aegis Value Fund, Inc. (1997 – 2014).

David A. Giannini Born: 1953 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee of the Acquiring Fund	Since 2006	Institutional equity sales and research with Scarsdale Equities since 2006.	2	Director of Aegis Value Fund, Inc. (1997 – 2014).

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Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
V. Scott Soler Born: 1969 7500 San Felipe Suite 340 Houston, TX 77063	Trustee of the Acquiring Fund	Since 2007	Co-owner at Limestone Value Partners since 2011; Managing Director and Senior Advisor of Quantum Energy Partners since 2006.	2	Ceritas II, Merchant Energy Holdings; Director of Aegis Value Fund, Inc. (1997 – 2014).

Interested Trustee***
Scott L. Barbee Born: 1971 6862 Elm Street Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003-2008 2006-2008	President of Aegis Financial Corporation since 2009; President of Aegis Value Fund since 2009; Treasurer, Secretary and Managing Director of Aegis Financial Corporation (1997 – 2008); Treasurer of Aegis Funds (2003 – 2008); Secretary of Aegis Value Fund (2006 – 2008).	2	Director of Aegis Value Fund, Inc. (1997 – 2014).

Officer of the Fund who is not also a Trustee
Sarah Q. Zhang Born: 1970 6862 Elm Street Suite 830 McLean, VA 22101	Chief Compliance Officer Treasurer and Secretary	Since 2008 Since 2009
Chief Compliance Officer of Aegis Financial Corporation and Aegis Value Fund since 2008; Treasurer and Secretary of Aegis Financial Corporation and Aegis Value Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. (2005-2007).
				N/A	N/A

* The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Fund, as that term is defined in the 1940 Act.
** The Fund Complex consists of the Acquiring Fund and another series of Aegis Funds which is registered with the SEC and offered for sale.
*** Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor.

Leadership Structure and the Board of Trustees.  The Board is responsible for managing the business affairs of the Trust and the Acquiring Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of four Trustees, three of whom are Independent Trustees.  The Independent Trustees meet regularly in executive sessions among themselves and with Acquiring Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to, or following, scheduled Trustee meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended 100% of the total number of meetings of the Board in the fiscal year ended August 31, 2013.  As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Advisor to manage the Acquiring Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Acquiring Fund in accordance with the provisions of the 1940 Act and other applicable laws.

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The Trust’s By-Laws do not set forth any specific qualifications to serve as a Trustee. The Nominating Committee Charter sets forth a number of factors the Nominating Committee will take into account in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.  The Nominating Committee Charter also sets forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Chairman of the Board is not an Independent Trustee.  The Acquiring Fund does not have a lead Independent Trustee. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Barbee provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight.  The Acquiring Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Advisor and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

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Risk oversight forms part of the Board’s general oversight of the Acquiring Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Acquiring Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund’s management, the Advisor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Acquiring Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Acquiring Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board.  The Board has two committees: an Audit Committee and a Nominating and Corporate Governance Committee.  The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof.  The Committee also pre-approves of all audit and non-audit services to be provided by the independent auditors.  The members of the Audit Committee include all of the Board’s Independent Trustees:  Messrs. Matta (Chairperson), Soler and Giannini.  The Audit Committee met once during the fiscal year ended August 31, 2013.

The Nominating and Corporate Governance Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board.  In addition, this Committee also performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders.  The Nominating and Corporate Governance Committee did not meet during the fiscal year ended August 31, 2013.

Share Ownership by Trustees.  As of December 31, 2012, the officers and Trustees of the Fund as a group owned approximately 9.8% of the outstanding shares of the Fund.  As of December 31, 2012, the Trustees of the Fund owned the following dollar amounts of shares in the Predecessor Fund:

Name of Trustee	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Funds Overseen By Trustee in Family of Investment Companies*
Independent Trustees
Eskander Matta	Over $100,000	Over $100,000
David A. Giannini	$50,001 - $100,000	$50,001 - $100,000
V. Scott Soler	Over $100,000	Over $100,000
Interested Trustee
Scott L. Barbee	Over $100,000	Over $100,000

*	The “Family of Investment Companies” consists of the Acquiring Fund and another series of Aegis Funds which is registered with the SEC and offered for sale.

Compensation.  The Trust does not pay any fees or compensation to its officers or Interested Trustee, but the Independent Trustees each receive a fee of $1,000 for each meeting of the Board of Trustees which they attend and $500 for each committee meeting.  In addition, the Trust reimburses its Independent Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Trust offers no retirement plan or other benefits to its Trustees.

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Part B - 10

The following table sets forth information regarding compensation of the Independent Trustees by the Fund for the fiscal year ended August 31, 2013:

Independent Trustees	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees*
Eskander Matta	$4,500	$9,000
David A. Giannini	$4,500	$9,000
V. Scott Soler	$4,500	$9,000
*	The Fund Complex consists of the Fund and another series of Aegis Funds which is registered with the SEC and offered for sale.

Codes of Ethics.  Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Trust’s investment activities.  The Board of Trustees and the Advisor have adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1.  The Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes.  Copies of the Codes of Ethics are on file with the SEC and are available to the public.

The Advisor’s Code of Ethics is also designed to comply with the Investment Advisers Act of 1940, as amended.  The Board of Trustees has reviewed and approved the Advisor’s Code of Ethics.

PROXY VOTING POLICY

In accordance with a proxy voting policy approved by the Fund’s Board of Trustees, the Advisor votes proxies in a manner that it believes best serves the interest of Acquiring Fund investors in their capacity as shareholders of a company. As the Fund’s investment advisor, the Advisor is primarily concerned with maximizing the value of the Fund’s investment portfolio.  Consequently, the Advisor has voted and will continue to vote the Fund’s proxies based on the principle of maximizing shareholder value.  From time to time, the Advisor may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

All proxies are reviewed by the Advisor’s designated Proxy Officer.  The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund’s investment portfolio.  As a general matter, the Advisor typically votes the Fund’s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  The Advisor generally votes against proposals for compensation plans deemed to be excessive.  For all other proposals, the Advisor foremost considers the economic benefit of the proposal to the Fund’s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Advisor’s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Portfolio Manager to decide how to vote a proxy.  The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of the Advisor regarding issues that are not clearly covered by the proxy voting policy.  Upon being so informed, the principals of the Advisor will decide upon appropriate policy changes.

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Conflicts of Interest.  The Advisor is sensitive to conflicts of interest that may arise in the proxy decision making process.  In proxy voting, there are many potential conflicts of interest between management and shareholders.  The Advisor seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients’ collective best interest.  Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain the Fund’s Voting Record.  Information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available without charge by calling the Acquiring Fund at (800) 528-3780, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

Principal Shareholders.  No information about principal shareholders or control persons is provided since the Acquiring Fund had not commenced operations prior to the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor of the Fund.  The Acquiring Fund is advised by Aegis Financial Corporation (the “Advisor”), under an Investment Advisory Agreement initially approved by the Board of Trustees on October 21, 2013.  The Investment Advisory Agreement will continue in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of the majority of the Independent Trustees. The Advisor is a value-oriented investment firm founded in 1994.

Each of the principals of the Advisor serves as an officer and director of the Advisor.  Scott L. Barbee serves as President and a director of the Advisor, and also holds those same positions with the Trust.  Sarah Q. Zhang serves as Secretary/Treasurer and Chief Compliance Officer of the Advisor, and also holds those same positions with the Trust.  Scott L. Barbee is the sole stockholder of the Advisor and is therefore considered to be a “controlling person” of the Advisor.

Advisory Services.  Under the Investment Advisory Agreement, the Advisor determines the composition of the Fund’s portfolio and supervises the investment management of the Fund.  The Advisor also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities.  The Advisor furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Investment Advisory Agreement and pays the compensation and expenses of the officers and trustees of the Acquiring Fund who are affiliated with the Advisor.

The Acquiring Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees.  As compensation for its services to the Acquiring Fund under the Investment Advisory Agreement, the Advisor is entitled to receive an annual advisory fee of 1.20% of the Fund’s average net assets.  The Acquiring Fund pays the Advisor its advisory fee on a monthly basis, computed based on the average net assets for the preceding month.

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As a means of reducing the Acquiring Fund’s operating expense ratio, the Advisor has entered into an expense limitation agreement with the Acquiring Fund pursuant to which the Advisor has agreed to waive fees and/or reimburse the Fund’s expenses through April 30, 2015 in order to limit the Fund’s total operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to 1.50%.  The Acquiring Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Acquiring Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to exceed 1.50% and repayment is made within three years after the year in which the Advisor incurred the expense.

During its most recent fiscal years ended August 31, the Acquiring Fund paid the Advisor the following advisory fees:

	Advisory Fees Incurred	Fees Waived/Expenses Reimbursed by Advisor	Recouped Fees and Expenses	Net Fees Paid to the Advisor

August 31, 2013	$2,468,119	$0	$0	$2,468,119
August 31, 2012	$1,773,797	$0	$0	$1,773,797
August 31, 2011	$1,966,122	$0	$0	$1,966,122

The Acquiring Fund’s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Acquiring Fund’s expenses.  The credits will not be applied to reduce amounts payable to the Acquiring Fund by the Advisor under its expense limitation agreement with the Acquiring Fund.

Advisory Agreement Approval.  The Investment Advisory Agreement was initially approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or Interested Persons of any such party, on October 21, 2013.

Potential Conflicts of Interest.  The Advisor has adopted policies and procedures that address conflicts of interest that may arise between the Portfolio Manager’s management of the Acquiring Fund and his or her management of other funds and accounts.  Potential areas of conflict may include: allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Acquiring Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  The Advisor has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that the Advisor will anticipate all potential conflicts of interest.

The Advisor may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Acquiring Fund shares and/or shareholder servicing.

Compensation of the Portfolio Manager.  The Portfolio Manager of the Fund, Scott L. Barbee, is paid a salary by the Advisor.  The Portfolio Manager’s fixed salary is not based on the Acquiring Fund or other funds or accounts achieving certain performance targets or certain asset values in their portfolios.  As the sole shareholder of the Advisor, Mr. Barbee also receives the overall profits of the Advisor.

Ownership of the Fund by the Portfolio Manager. Employees of the Advisor may personally own shares of the Fund.  As of August 31, 2013, Mr. Barbee beneficially owned shares of the Fund worth over $1,000,000.

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Other Accounts Managed by the Portfolio Manager.  Mr. Barbee is responsible for the day-to-day management of accounts other than the Fund.  Information regarding the other accounts managed by Mr. Barbee, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of December 31, 2012, is set forth in the following table.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

DISTRIBUTOR

The Trust and the Advisor entered into a Distribution Agreement with Quasar Distributors, LLC (the “Distributor”), pursuant to which the Distributor serves as principal underwriter for the Fund.  Its principal business address is 615 East Michigan Street, Milwaukee, WI  53202.  U.S. Bank, N.A., USBFS and the Distributor are affiliates.  The Distributor sells the Fund’s shares on a best efforts basis.  Shares of the Acquiring Fund are offered continuously.  Pursuant to the terms of the Distribution Agreement, the Advisor compensates the Distributor for the services that the Distributor provides to the Acquiring Fund under the Agreement.  The Fund did not pay any underwriting commissions to the Distributor during the Predecessor Fund’s fiscal year ended August 31, 2013.

DISTRIBUTION PLAN

With respect to the Class A shares of the Acquiring Fund, the Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Pursuant to the Distribution Plan, the Fund may reimburse the Distributor for amounts paid by it of up to an aggregate maximum of 0.25% per annum of the Fund’s average daily net assets for actual expenses incurred in the distribution and promotion of the Class A shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses, or for providing ongoing services to shareholders.

The Distribution Plan may be terminated without penalty at any time by a vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Qualified Trustees”) or by a vote of a majority of the Class A outstanding voting securities of the Fund.  The Distribution Plan may be amended at any time by the Board, provided that (i) any material amendments to the Distribution Plan shall be effective only upon approval of the Board and a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the amendment to the Distribution Plan, and (ii) any amendment which increases materially the amount which may be spent by the Acquiring Fund pursuant to the Distribution Plan shall be effective only upon the additional approval a majority of the Class A outstanding voting securities of the Fund.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Qualified Trustees, approve all agreements implementing the Distribution Plan, and that the Distribution Plan may be continued from year-to-year only if the Board, including a majority of the Qualified Trustees, concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

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The Class A shares of the Acquiring Fund had not commenced operations prior to the date of this SAI, and thus the Acquiring Fund has not yet made any payments under the Distribution Plan.

FUND ADMINISTRATOR AND TRANSFER AGENT

Effective as of March 5, 2012, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator (the “Administrator”) to the Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund’s net asset value, responds to shareholder inquiries, prepares the Fund’s financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund’s financial accounts and records and generally assists in all aspects of the Fund’s operations.

USBFS acts as the Fund’s transfer agent and dividend disbursing agent.  USBFS also serves as fund accountant for the Fund.  During the fiscal year ended August 31, 2013, the Fund paid the following amount to USBFS for fund administration services:

Fees paid for fiscal year ended August 31, 2013	Fees paid for fiscal period from March 5, 2012 to August 31, 2012
$268,624	$135,676

Prior to March 5, 2012, another service provider, rather than USBFS, served as administrator to the Fund under a prior administration agreement. The Fund paid the previous fund administrator a fee computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual fee for these services.  Such fee did not include certain out-of-pocket and other expenses.  For these services, the Fund paid the following fees to the previous administrator:

Fees paid for fiscal period from September 1, 2011 to March 4, 2012	Fees paid for fiscal year ended August 31, 2011
$73,043	$163,843

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the assets of the Acquiring Fund pursuant to a Custody Agreement.  Under the Custody Agreement, the Custodian has agreed to (i) maintain a separate account in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Acquiring Fund concerning the Fund’s operations.  USBFS, the Distributor and the Custodian are affiliates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP serves as the Fund’s independent registered public accounting firm and performs an annual audit of the Fund’s financial statements.  BBD, LLP’s address is 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

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BROKERAGE ALLOCATION

Portfolio Transactions. As provided in the Investment Advisory Agreement, the Advisor is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions.  Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services.

The aggregate brokerage commissions paid by the Fund for the following fiscal periods are shown in the table below.

Brokerage Fees Paid
Fiscal Year Ended August 31, 2013	Fiscal Year Ended August 31, 2012	Fiscal Year Ended August 31, 2011
$187,746	$89,032	$138,893

The Fund experienced a significant decrease in brokerage commissions paid from the fiscal year ended August 31, 2011 to the fiscal year ended August 31, 2012, which was attributable to a decreased portfolio turnover rate. The Fund experienced a significant increase in brokerage commissions paid from the fiscal year ended August 31, 2012 to the fiscal year ended August 31, 2013, due to the increase in the Fund’s net assets during this period.

While the Advisor seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.  Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely-traded securities. For the fiscal year ended August 31, 2013, the Fund did not pay brokerage commissions to brokers who also provided research services.

The Acquiring Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction.

As of the fiscal year ended August 31, 2013, the Fund did not hold securities of its regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

Brokerage Selection.  The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause the Fund to pay these brokers a higher commission than may be charged by other brokers. This research is designed to augment the Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor’s accounts, although a particular client may not benefit from all of the research received by the Advisor on each occasion. Investment advisory fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. Because the Advisor will follow a limited number of securities, most of the commission dollars spent on research will benefit its clients.

For the fiscal year ended August 31, 2013, the Fund did not pay brokerage commissions to brokers who also provided research services.

The Advisor does not take into account the sale of Acquiring Fund shares when selecting brokers to execute portfolio transactions. No affiliate of the Acquiring Fund receives reciprocal business in connection with its portfolio transactions.

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Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all of such services may be used by the Advisor in connection with the Fund.

The Board of Trustees will review from time to time information on the Fund’s portfolio transactions.  The Board will also review information concerning the prevailing level of spreads and commissions charged by qualified brokers.

ORGANIZATION AND SHARES OF BENEFICIAL INTEREST

Organization.  The Trust is a Delaware statutory trust organized on July 11, 2003 consisting of two series. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The first series commenced operations on January 1, 2004.   The Trust’s second series – the Acquiring Fund – had not commenced operations prior to the date of this SAI. The Acquiring Fund will offer two classes of shares – Class I and Class A.  The Trustees may, from time to time, establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Class I shares held by a shareholder that is no longer eligible to own such shares may be converted to Class A shares from time to time upon written instruction from the Acquiring Fund to the Fund’s transfer agent, provided that (1) the shareholder is given prior notice of the proposed conversion and (2) the conversion is effected on the basis of the relative net asset values of the two Classes without the imposition of any sales load, exchange fee or other charge.

Shareholders who hold Class A shares that are eligible to own Class I shares may convert their Class A shares into Class I shares by providing notice to the Fund, as described in the Prospectus.  If the shares are held in an account at a financial intermediary, the conversion is subject to the criteria described in the prospectus, including that the intermediary may separately charge a fee to the shareholder for such conversion.  Any such conversion will occur at the respective net asset values of the share Classes next calculated after the Fund’s receipt of the shareholder’s request in good order.

Shares of Beneficial Interest.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of Acquiring Fund shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Acquiring Fund only and have identical voting, dividend, redemption, liquidation and other rights except that expenses allocated to a class of shares may be borne solely by such class as determined by the Trustees and a class may have exclusive voting rights with respect to matters affecting only that class.  The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase Orders — General Policies.  The Acquiring Fund determines its net asset value as described in the Prospectus.  The Acquiring Fund reserves the right to reject any specific purchase order in its sole discretion.  The Acquiring Fund also reserves the right to suspend the offering of Acquiring Fund shares.   You may only purchase shares of the Acquiring Fund if the Acquiring Fund’s shares are eligible for sale in your state or jurisdiction.

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Class I Shares — Purchases Not Subject to a Sales Charge.  Class I shares of the Acquiring Fund are offered at net asset value directly by the Acquiring Fund or through various intermediary arrangements.

Class A Shares — Purchases Subject to an Initial Sales Charge.  Class A shares of the Acquiring Fund require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Fund. Class A shares of the Acquiring Fund are offered directly by the Acquiring Fund or through various intermediary arrangements.

If you purchase Class A shares of the Acquiring Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows (with the dealer reallowance shown in the far right column):

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.25%	2.30%	2.25%
$500,000 but less than $1 million	1.75%	1.78%	1.75%
$1 million and above	0.00%**	0.00%	0.00%***
*	Rounded to the nearest one-hundredth percent.
**
As shown, investors that purchase Class A shares at the $1 million breakpoint will not pay any initial sales charge on the purchase.  However, any Class A shares purchased at the $1 million breakpoint will, subject to certain exceptions, be subject to a deferred sales charge of 1.00% when redeemed within 2 years of purchase.

***	The Advisor pays through the Distributor 1.00% of the Offering Price as compensation to dealers.

Class A Shares — Purchases Subject to a Contingent Deferred Sales Charge (but not an Initial Sales Charge). Shareholders who invest $1,000,000 or more in Class A shares do not pay an initial sales charge.  The Advisor pays 1.00% as a commission to dealers who initiate and are responsible for purchases of Class A shares of $1,000,000 or more.

If the shareholder redeems the shares within two years after purchase, a deferred sales charge of 1.00% will, subject to certain exceptions, be charged and paid to the Distributor (please see the section in the Prospectus entitled “Description of Classes - Reduction or Waiver of Deferred Sales Charge Applicable to Class A Shares” for more information).  Any applicable CDSC will be based on the original cost of the shares.  Because the Advisor finances the up-front commission paid to dealers who are responsible for purchases of Class A shares of $1,000,000 or more, the Distributor reimburses the Advisor the 1.00% deferred sales charge paid by shareholders redeeming within two years after purchase.  Shares not subject to a Contingent Deferred Sales Charge will be sold first.

Class A Sales Charge Information. Class A shares of the Fund are not offered prior to the date of this SAI, and as a result the Distributor of the Funds has not received any sales charges from investors on sales of Class A shares.

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Class A Shares Conversion.  Shareholders may be able to convert Class A shares to Class I shares of the Fund, if they satisfy the eligibility requirements for Class I shares described in the Prospectus.  Please contact your financial intermediary for additional information on how to convert your Class A shares into Class I shares.  For federal income tax purposes, a conversion between share classes of the same Acquiring Fund is considered a non-taxable event.

Reduction or Waiver of Sales Charge.  The Acquiring Fund offers shareholders various programs through which shareholders may obtain reduced sales charges through participation in such programs.  In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Acquiring Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction.  If the Acquiring Fund is not notified that a shareholder is eligible for these reductions, the Acquiring Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

Redemptions.  Shares may be redeemed at net asset value, as outlined in the Proxy Statement/ Prospectus.  The Acquiring Fund has elected to be governed by Rule 18f-1 of the 1940 Act pursuant to which the Acquiring Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Acquiring Fund at the beginning of such period.  Should a redemption exceed such limitation, the Acquiring Fund may deliver, in lieu of cash, securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Acquiring Fund, will not necessarily be representative of the entire portfolio and may be securities which the Acquiring Fund would otherwise sell.  The redeeming shareholder will usually incur brokerage costs in subsequently converting the securities to cash.  The same method of valuing securities used to make the redemptions in kind will be the same as the method of valuing used to value portfolio securities and such valuation will be made as of the same time the redemption price is determined.

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

Pricing of Shares.  The purchase and redemption price of Acquiring Fund shares is based on the Acquiring Fund’s next determined net asset value per share.

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares.  The Acquiring Fund has no arrangements with any party permitting frequent purchases and redemptions of Acquiring Fund shares.  The Acquiring Fund is intended for long-term investment and discourages frequent purchases and redemptions of Acquiring Fund shares that are counter to the interests of all the Fund’s shareholders.

TAX STATUS

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Acquiring Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Acquiring Fund or its shareholders.  Investors are encouraged to consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

General.  The Acquiring Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed.  To qualify, the Acquiring Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets.  The Acquiring Fund must also annually distribute at least 90% of its investment company taxable income.Should the Acquiring Fund not qualify as a “regulated investment company” under Subchapter M, the Acquiring Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders.  Payment of income taxes by the Acquiring Fund would reduce the Fund’s net asset value and result in lower returns to the Fund’s shareholders.

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The Acquiring Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.  The Acquiring Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Acquiring Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain.  This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Acquiring Fund is required to distribute as dividends to shareholders in order for the Acquiring Fund to avoid federal income tax and excise tax.  This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income reflected in the value of the Fund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy.  Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

As of August 31, 2013, the Fund had no capital loss carryovers and expirations.

The Acquiring Fund is permitted to invest its assets in foreign securities.  Some foreign countries withhold income taxes from dividend payments to investors.  The Acquiring Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process.  It is not anticipated that tax withholdings on foreign dividends will have a material effect on the Acquiring Fund’s investment performance.

FINANCIAL STATEMENTS

1.
The Acquiring Fund is a newly-created series of The Aegis Funds formed for the purpose of acquiring the Aegis Value Fund, a series of Aegis Value Fund, Inc., and will not commence operations until after the reorganization is consummated. As a result, the Acquiring Fund has no financial statements.

2.
The audited financial statements and related report of the independent registered public accounting firm of the Aegis Value Fund, Inc., are incorporated by reference to the Annual Report to Shareholders of the Aegis Value Fund, Inc. dated August 31, 2013, filed on Form N-CSR (File No. 811-09174) on November 6, 2013.

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PART C

OTHER INFORMATION

Item 15.     Indemnification

Reference is made to Article VII Section 3 in The Aegis Funds’ (the “Registrant” or the “Trust”) Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 333-106971) on July 11, 2003).  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.     Exhibits

(1)	(a)
Certificate of Trust – was previously filed with the Registrant’s Initial Registration Statement on Form N-1A on July 11, 2003 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

(b)
Declaration of Trust - was previously filed with the Registrant’s Initial Registration Statement on Form N-1A on July 11, 2003 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

(2)
By-Laws – was previously filed with the Registrant’s Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on April 27, 2007 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

(3)		Voting Trust Agreements – not applicable.

(4)		Form of Agreement and Plan of Reorganization and Termination – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)
Instruments defining the rights of holders of the securities being registered - included in relevant portions of the Declaration of Trust and By-Laws of the Registrant which are each incorporated by reference herein.

(6)		Form of Investment Advisory Agreement between the Registrant and Aegis Financial Corporation relating to the Aegis Value Fund – Filed herewith.

Part C

(7)	(a)
Distribution Agreement between the Registrant and Quasar Distributors, LLC – was previously filed with registrant’s Post-Effective Amendment No.10 to the Registrant’s Registration Statement on April 27, 2012 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

	(b)	Amendment to Distribution Agreement – to be filed by amendment.

(8)		Bonus, profit sharing, pension or other similar contracts or arrangements – not applicable.

(9)	(a)
Custody Agreement between the Registrant and U.S. Bank National Association – was previously filed with the Registrant’s Post-Effective Amendment No.10 to the Registrant’s Registration Statement on April 27, 2012 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

(b)
First Amendment to the Custody Agreement between the Registrant and U.S. Bank National Association – was previously filed with the Registrant’s Post-Effective Amendment No.10 to the Registrant’s Registration Statement on April 27, 2012 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

	(c)	Amendment to Custody Agreement – to be filed by amendment.

(10)	(a)
Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1– was previously filed with the Registrant’s Post-Effective Amendment No.13 to the Registrant’s Registration Statement on August 22, 2012 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

	(b)	Amendment to Distribution and Shareholder Servicing Plan – to be filed by amendment.

(c)
Rule 18f-3 Multiple Class Plan – was previously filed with the Registrant’s Post-Effective Amendment No.13 to the Registrant’s Registration Statement on August 22, 2012 (File Nos. 333-106971 and 811-21399) and is incorporated by reference herein.

	(d)	Amendment to Rule 18f-3 Multiple Class Plan – to be filed by amendment.

(11)		Opinion and Consent of Seward & Kissel LLP regarding legality of issuance of shares and other matters – Filed herewith.

(12)		Form of Opinion of Seward & Kissel LLP regarding tax matters – to be filed by amendment.

(13)		Other materials contracts – not applicable.

(14)		Other opinions - Consent of Independent Registered Public Accounting Firm – Filed herewith.

(15)		Omitted financial statements – not applicable.

(16)		Powers of Attorney – filed herewith.

Part C

(17)	Other Exhibits – not applicable.

Item 17.     Undertakings

(1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

Part C

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of McLean and Commonwealth of Virginia on November 25, 2013.

The Aegis Funds
Registrant

By:	/s/ Scott L. Barbee
Scott L. Barbee
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated:

Signature	Title	Date

/s/ Scott L. Barbee	President, Trustee	November 25, 2013
Scott L. Barbee	(Principal Executive Officer)

/s/ Sarah Q. Zhang	Secretary, Treasurer	November 25, 2013
Sarah Q. Zhang	(Principal Financial Officer)

Eskander Matta*	Trustee	November 25, 2013
Eskander Matta

David A. Giannini*	Trustee	November 25, 2013
David A. Giannini

V. Scott Soler*	Trustee	November 25, 2013
V. Scott Soler

*By:	/s/ Scott L. Barbee
Scott L. Barbee
Attorney-in-Fact pursuant to the Powers of Attorney filed herewith.

Part C

INDEX TO EXHIBITS

Exhibit No.	Description

(6)	Form of Investment Advisory Agreement between the Registrant and Aegis Financial Corporation relating to the Aegis Value Fund

(11)	Opinion and Consent of Seward & Kissel LLP regarding legality of issuance of shares and other matters
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Powers of Attorney for Eskander Matta, David A. Giannini, and V. Scott Soler

Part C